UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23139

FS Global Credit Opportunities Fund—
T

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices	19112 (Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund—T

201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of FS Global Credit Opportunities Fund—T (the “Feeder Fund”) for the year ended December 31, 2018 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Annual report 2018

Finding value to generate income and growth

FS Global Credit Opportunities Fund–A

FS Global Credit Opportunities Fund–D

FS Global Credit Opportunities Fund–T

FS Global Credit Opportunities Fund–ADV

FS Global Credit Opportunities Fund–T2

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Global Credit Opportunities Fund’s (the “Fund”), FS Global Credit Opportunities Fund–A’s (“Fund–A”), FS Global Credit Opportunities Fund–D’s (“Fund–D”), FS Global Credit Opportunities Fund–T’s (“Fund–T”), FS Global Credit Opportunities Fund–ADV’s (“Fund–ADV”) and FS Global Credit Opportunities Fund–T2’s (“Fund–T2” and, collectively with Fund–A, Fund–D, Fund–T and Fund–ADV, the “Feeder Funds” and, collectively with the Fund, the “Funds”), shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Funds electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or directly with the Funds.

Michael Forman President & Chief Executive Officer FS Global Credit Opportunities Fund

Fellow Shareholder,

Last year marked an important milestone in our ongoing efforts to drive value for FS Global Credit Opportunities Fund’s (FSGCO, or the Fund) shareholders. During the second quarter, FS Global Advisor (the Adviser) assumed sole management of FSGCO with a focus on increasing the Fund’s allocation to high-conviction investments, growing net asset value (NAV), reducing portfolio volatility and improving distribution coverage over time.

Recognizing that there is still more work to be done, we believe our internal credit investment team made significant strides in accomplishing these goals in 2018. Since assuming all operational and investment management functions of FSGCO, the Adviser has focused on three key areas:

•	First, the Fund made significant progress toward its goal of rotating the portfolio out of investments that we believe have limited upside or are highly correlated to the broader high yield market and redeploying that capital into investments we believe offer the potential for strong returns and limited downside risk. We look for situations where yield premiums exist due to complexity, illiquidity or as a result of corporate events as opposed to elevated risk of loss.

•	Second, FSGCO focused on stabilizing and improving its distribution coverage. We expect the continued rotation of the portfolio into high-conviction investments and the optimization of FSGCO’s borrowing facilities will help to improve distribution coverage over time.

•	Finally, FSGCO made meaningful progress toward optimizing its capital structure. In 2018, the Fund closed on $200 million in term preferred shares. The financing provides the Fund with long-term capital and helps to better match the duration of the Fund’s assets and liabilities.

Market review

U.S. equity and commodity price volatility negatively impacted the leveraged credit markets in the second half of 2018 as a mix of trade-related and global growth concerns had investors seeking safety in U.S. Treasuries. Higher-yielding areas of the market underperformed their higher-quality peers during the final quarter of the year. Both high yield bond mutual funds and bank loan mutual funds registered record outflows in the fourth quarter of 2018, helping to push high yield bond and senior secured loan prices to 2.5-year lows the last week of December.1,2

High yield bonds returned -2.3% for all of 2018 after registering a modestly positive return during the first half of the year.1 Senior secured loans posted a gain of 0.4% for all of 2018 after a decisively negative fourth quarter erased most of the gains achieved through the first nine months of the year.2

Against the backdrop of stable corporate fundamentals and evolving interest rate concerns, investor demand for higher-yielding corporate credit improved through the first three quarters of the year, only to reverse course during the fourth quarter as risk aversion sapped demand for lower-rated investments. In total, CCC rated high yield bonds and CCC rated senior secured loans returned -4.2% and 2.4%, respectively, during 2018.3,4

FSGCO’s feeder funds outperformed high yield bonds

and senior secured loans in 2018.1,2,5

Performance review

By focusing on select opportunities, such as event-driven opportunities, special situations and market-price inefficiencies, we aim to build a portfolio that offers the potential for higher total returns, comprised of both income and growth, compared to traditional investment strategies.

The feeder funds’ total returns outperformed high yield bonds, senior secured loans, CCC rated high yield bonds and CCC rated senior secured loans during 2018.1,2,3,4,5,6

2018 SHAREHOLDER RETURNS6

FSGCO-A	7.9%
FSGCO-D	7.9%
FSGCO-T	6.9%
FSGCO-ADV	7.3%
FSGCO-T2	6.3%
High yield bonds[1]	-2.3%
Senior secured loans[2]	0.4%

Investment activity during the year focused on reducing high-beta investments and redirecting the portfolio to investments whose returns are driven by idiosyncratic events in order to provide a differentiated way to deliver growth and income to our investors. Additionally, the team concentrated on reducing the number of portfolio holdings to create a higher-conviction portfolio.

During 2018, FSGCO continued to concentrate on investing at the top of the corporate capital structure. As of December 31, 2018, approximately 40% of the portfolio consisted of first-lien senior secured debt, up from 26% as of December 31, 2017. Concurrently, the allocation to unsecured bonds and equity/other declined to 20% and 7%, respectively, as of December 31, 2018, from 29% and 10%, respectively, as of December 31, 2017.

Amid tight and volatile high yield bond and senior secured loan markets, we believe our strategy of focusing on idiosyncratic, value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns. Our goal is to deliver higher total returns than traditional credit strategies with less market beta to generate value for our shareholders.

We will continue to seek out investments where yield premiums exist due to complexity, illiquidity or as a result of corporate events as opposed to elevated risk of loss. Meanwhile, we will continue to monetize the remaining investments in our portfolio that don’t meet our standards.

Thank you for your continued support and trust in us.

Sincerely,

Michael Forman

President & Chief Executive Officer
FS Global Credit Opportunities Fund–A
FS Global Credit Opportunities Fund–D
FS Global Credit Opportunities Fund–T
FS Global Credit Opportunities Fund–ADV
FS Global Credit Opportunities Fund–T2

1	ICE BofAML U.S. High Yield Master II Index.
2	S&P/LSTA Leveraged Loan Index.
3	ICE BofAML U.S. High Yield CCC Rated or Below Index.
4	S&P/LSTA Leveraged Loan CCC Only Index.
5	FS Global Credit Opportunities Fund’s feeder funds described herein are FS Global Credit Opportunities Fund–A (FSGCO–A or Fund–A), FS Global Credit Opportunities Fund–D (FSGCO–D or Fund–D), FS Global Credit Opportunities Fund–T (FSGCO–T or Fund–T), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV or Fund–ADV) and FS Global Credit Opportunities Fund–T2 (FSGCO–T2 or Fund–T2).
6	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the feeder fund at the feeder fund’s NAV per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of the feeder fund’s common shares. The payment of future distributions on Fund–A’s, Fund–D’s, Fund–T’s, Fund–ADV’s and Fund–T2’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSGCO portfolio highlights
As of December 31, 2018 (unless otherwise noted)

Senior secured debt represented 71% of the Fund’s portfolio.

Portfolio composition
Senior secured loans — 1st lien	40%
Senior secured loans — 2nd lien	14%
Senior secured bonds	17%
Subordinated debt	20%
Collateralized securities	2%
Equity/other	7%
Industry classification (by fair value)
Energy	18%
Software & Services	16%
Capital Goods	9%
Consumer Services	8%
Diversified Financials	7%
Materials	7%
Retailing	7%
Health Care Equipment & Services	4%
Insurance	4%
Media	4%
Technology Hardware & Equipment	4%
Transportation	3%
Consumer Durables & Apparel	2%
Household & Personal Products	2%
Real Estate	2%
Telecommunication Services	2%
Food & Staples Retailing	1%

FSGCO Officers + Trustees

Officers

Michael Forman	Stephen S. Sypherd
President & Chief Executive Officer	Vice President, Treasurer & Secretary

Edward T. Gallivan, Jr.	James F. Volk
Chief Financial Officer	Chief Compliance Officer

Board of Trustees

Michael Forman	Philip E. Hughes, Jr.
Chairman	Trustee
Chairman & Chief Executive Officer	Vice-Chairman
FS Investments	Keystone Industries

Walter W. Buckley, III	Oliver C. Mitchell, Jr.
Trustee	Trustee
Chairman & Chief Executive Officer	Attorney & Consultant
Actua Corporation
Charles P. Pizzi
David L. Cohen	Trustee
Trustee	Retired President, Director
Senior Executive Vice President	& Chief Executive Officer
Comcast Corporation	Tasty Baking Company

Barbara J. Fouss
Trustee
Former Director of Strategic Initiatives & Chief Credit Policy Officer Sun National Bank

FS Global Credit Opportunities Fund—Feeder Funds
FS Global Credit Opportunities Fund—A (“Fund—A”)
FS Global Credit Opportunities Fund—D (“Fund—D”)
FS Global Credit Opportunities Fund—T (“Fund—T”)
FS Global Credit Opportunities Fund—ADV (“Fund—ADV”)
FS Global Credit Opportunities Fund—T2 (“Fund—T2”)
(Collectively, the “FS Global Credit Opportunities Fund—Feeder Funds” or “Feeder Funds”)
Annual Report for the Year Ended December 31, 2018
i

Report of Independent Registered Public Accounting Firm
To the Shareholders and Boards of Trustees of:
FS Global Credit Opportunities Fund—A
FS Global Credit Opportunities Fund—D
FS Global Credit Opportunities Fund—T
FS Global Credit Opportunities Fund—ADV
FS Global Credit Opportunities Fund—T2
Collectively (the “Funds”)
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—ADV and FS Global Credit Opportunities Fund—T2 (the “Funds”), as of December 31, 2018, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2018, and the results of their operations, cash flows, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual Funds	Statements of Operations and Cash Flows	Statements of Changes in Net Assets	Financial Highlights
FS Global Credit Opportunities Fund—A FS Global Credit Opportunities Fund—D	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018
FS Global Credit Opportunities Fund—T	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the two years in the period ended December 31, 2018 and the period from June 1, 2016 (Commencement of Operations) to December 31, 2016
FS Global Credit Opportunities Fund—ADV	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the two years in the period ended December 31, 2018 and the period from July 6, 2016 (Commencement of Operations) to December 31, 2016
FS Global Credit Opportunities Fund—T2	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from August 2, 2017 (Commencement of Operations) to December 31, 2017	For the year ended December 31, 2018 and the period from August 2, 2017 (Commencement of Operations) to December 31, 2017
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
1

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as auditor of one or more FS Investments investment companies since 2013.
Philadelphia, Pennsylvania
March 1, 2019
2

FS Global Credit Opportunities Fund—Feeder Funds
Statements of Assets and Liabilities
(in thousands, except share and per share amounts)
December 31, 2018

	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
Assets
Investment in FS Global Credit Opportunities Fund, at fair value(1)	$1,051,811	$203,096	$189,014	$55,574	$6,478
Cash	7,153	1,373	1,341	419	57
Distributions receivable from FS Global Credit Opportunities Fund	29	6	2	—	—
Expense reimbursement due from sponsor(2)	—	—	—	—	1
Total assets	$1,058,993	$204,475	$190,357	$55,993	$6,536
Liabilities
Shareholder distributions payable	$3,162	$576	$461	$129	$11
Distribution fees payable	—	—	49	10	7
Administrative services expense payable	34	1	16	5	—
Transfer agent fees payable	128	23	21	6	2
Professional fees payable	21	20	33	34	33
Accounting and administrative fees payable	73	14	13	4	—
Printing fees payable	46	32	37	16	2
Other accrued expenses and liabilities	10	2	5	4	11
Total liabilities	$3,474	$668	$635	$208	$66
Net assets	$1,055,519	$203,807	$189,722	$55,785	$6,470
Commitments and contingencies(3)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized(4)	$140	$27	$25	$7	$1
Capital in excess of par value	1,207,002	232,669	196,670	58,516	6,741
Accumulated earnings (deficit)	(151,623)	(28,889)	(6,973)	(2,738)	(272)
Net assets	$1,055,519	$203,807	$189,722	$55,785	$6,470
Net asset value per common share at period end	$7.54	$7.54	$7.63	$7.53	$7.50

(1) Investment in FS Global Credit Opportunities Fund, at cost	$1,179,235	$226,647	$199,538	$58,844	$6,761
(2) See Note 4 for a discussion of reimbursements and other amounts paid by the sponsor and affiliates
(3) Commitments and contingencies. See Note 6 for a discussion of commitments and contingencies	$25,276	$5,080	$2	—	$72
(4) Common shares issued and outstanding are as follows	139,954,541	27,020,192	24,870,141	7,406,327	862,481
See notes to financial statements.
3

FS Global Credit Opportunities Fund—Feeder Funds
Statements of Operations
(in thousands)
Year Ended December 31, 2018

	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
Investment income
Distributions from FS Global Credit Opportunities Fund	$76,078	$14,686	$13,746	$4,052	$469
Interest income	11	2	3	1	—
Total investment income	76,089	14,688	13,749	4,053	469
Operating expenses
Administrative services expenses	389	88	81	24	4
Distribution fees	—	—	1,859	272	64
Transfer agent fees	734	118	119	33	5
Accounting and administrative fees	273	55	56	17	2
Professional fees	61	33	48	50	40
Printing fees	332	75	122	66	41
Other general and administrative expenses	2	2	68	13	12
Total operating expenses	1,791	371	2,353	475	168
Less: Expense reimbursement from sponsor(1)	—	—	—	—	(52)
Net operating expenses	1,791	371	2,353	475	116
Net investment income	74,298	14,317	11,396	3,578	353
Realized and unrealized gain/loss from FS Global Credit Opportunities Fund
Net realized gain (loss) on investment	(15,253)	(3,505)	354	33	(1)
Net change in unrealized appreciation (depreciation) on investment	24,411	5,306	1,327	471	53
Total net realized gain (loss) and unrealized appreciation (depreciation) on investment	9,158	1,801	1,681	504	52
Net increase (decrease) in net assets resulting from operations	$83,456	$16,118	$13,077	$4,082	$405

(1)
See Note 4 for a discussion of reimbursements and other amounts paid by the sponsor and affiliates.

See notes to financial statements.
4

FS Global Credit Opportunities Fund—Feeder Funds
Statements of Changes in Net Assets
(in thousands)

	Fund—A		Fund—D
	Year Ended December 31,		Year Ended December 31,
	2018	2017(1)	2018	2017(1)
Operations
Net investment income	$74,298	$111,109	$14,317	$21,541
Net realized gain (loss) on investment	(15,253)	(9,793)	(3,505)	(1,850)
Net change in unrealized appreciation (depreciation) on investment	24,411	(68,455)	5,306	(13,353)
Net increase from additional support payment from sponsor(2)	—	11,718	—	2,263
Net increase (decrease) in net assets resulting from operations	83,456	44,579	16,118	8,601
Shareholder distributions(3)
Distributions to shareholders	(71,050)	(122,827)	(13,710)	(23,804)
Net decrease in net assets resulting from shareholder distributions	(71,050)	(122,827)	(13,710)	(23,804)
Capital share transactions(4)
Reinvestment of shareholder distributions	35,557	68,377	7,286	15,177
Repurchases of common shares	(57,950)	(44,802)	(13,078)	(8,418)
Net increase (decrease) in net assets resulting from capital share transactions	(22,393)	23,575	(5,792)	6,759
Total increase (decrease) in net assets	(9,987)	(54,673)	(3,384)	(8,444)
Net assets at beginning of year	1,065,506	1,120,179	207,191	215,635
Net assets at end of year	$1,055,519	$1,065,506	$203,807	$207,191

(1)
The presentation as of December 31, 2017 of distributions to shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X. As of December 31, 2017, Fund—A and Fund—D had accumulated net investment income of  $0.

(2)
See Note 4 for a discussion of reimbursements and other amounts paid by the sponsor and affiliates.

(3)
See Note 5 for a discussion of the sources of distributions.

(4)
See Note 3 for a discussion of transactions with respect to common shares.

See notes to financial statements.
5

FS Global Credit Opportunities Fund—Feeder Funds
Statements of Changes in Net Assets
(in thousands)

	Fund—T		Fund—ADV
	Year Ended December 31,		Year Ended December 31,
	2018	2017(1)	2018	2017(1)
Operations
Net investment income	$11,396	$12,575	$3,578	$3,531
Net realized gain (loss) on investment	354	29	33	6
Net change in unrealized appreciation (depreciation) on investment	1,327	(14,619)	471	(4,207)
Net increase (decrease) in net assets resulting from operations	13,077	(2,015)	4,082	(670)
Shareholder distributions(2)
Distributions to shareholders	(10,214)	(12,668)	(3,415)	(3,772)
Net decrease in net assets resulting from shareholder distributions	(10,214)	(12,668)	(3,415)	(3,772)
Capital share transactions(3)
Issuance of common shares	—	130,209	—	46,131
Reinvestment of shareholder distributions	4,774	6,415	1,780	2,218
Repurchases of common shares	(8,949)	(372)	(3,234)	(316)
Net increase (decrease) in net assets resulting from capital share transactions	(4,175)	136,252	(1,454)	48,033
Total increase (decrease) in net assets	(1,312)	121,569	(787)	43,591
Net assets at beginning of year	191,034	69,465	56,572	12,981
Net assets at end of year	$189,722	$191,034	$55,785	$56,572

(1)
The presentation as of December 31, 2017 of distributions to shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X. As of December 31, 2017, Fund—T and Fund—ADV had accumulated net investment income of  $1,920 and $321, respectively.

(2)
See Note 5 for a discussion of the sources of distributions.

(3)
See Note 3 for a discussion of transactions with respect to common shares.

See notes to financial statements.
6

FS Global Credit Opportunities Fund—Feeder Funds
Statements of Changes in Net Assets
(in thousands)

	Fund—T2
	Year Ended December 31, 2018	Period from August 2, 2017 (Commencement of Operations) to December 31, 2017(1)
Operations
Net investment income	$353	$112
Net realized gain (loss) on investment	(1)	—
Net change in unrealized appreciation (depreciation) on investment	53	(336)
Net increase (decrease) in net assets resulting from operations	405	(224)
Shareholder distributions(2)
Distributions to shareholders	(353)	(177)
Net decrease in net assets resulting from shareholder distributions	(353)	(177)
Capital share transactions(3)
Issuance of common shares	—	6,640
Reinvestment of shareholder distributions	226	114
Repurchases of common shares	(161)	—
Net increase (decrease) in net assets resulting from capital share transactions	65	6,754
Total increase (decrease) in net assets	117	6,353
Net assets at beginning of period	6,353	—
Net assets at end of period	$6,470	$6,353

(1)
The presentation as of December 31, 2017 of distributions to shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X. As of December 31, 2017, Fund—T2 had accumulated net investment income of  $12.

(2)
See Note 5 for a discussion of the sources of distributions.

(3)
See Note 3 for a discussion of transactions with respect to common shares.

See notes to financial statements.
7

FS Global Credit Opportunities Fund—Feeder Funds
Statements of Cash Flows
(in thousands)
Year Ended December 31, 2018

	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$83,456	$16,118	$13,077	$4,082	$405
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of common shares of FS Global Credit Opportunities Fund	(37,766)	(7,669)	(4,806)	(1,681)	(215)
Sales of common shares of FS Global Credit Opportunities Fund	57,950	13,078	8,949	3,234	161
Net realized (gain) loss on investment	15,253	3,505	(354)	(33)	1
Net change in unrealized (appreciation) depreciation on investment	(24,411)	(5,306)	(1,327)	(471)	(53)
(Increase) decrease in distributions receivable from FS Global Credit Opportunities Fund	1	1	—	—	—
(Increase) decrease in expense reimbursement and additional support payment due from sponsor(1)	2,765	563	—	—	6
Increase (decrease) in payable for investment purchased	(6,883)	(1,504)	(1,263)	(415)	(50)
Increase (decrease) in expense recoupment payable to sponsor	—	—	—	(3)	—
Increase (decrease) in distribution fees payable	—	—	(620)	(94)	(8)
Increase (decrease) in administrative services expense payable	(43)	(25)	12	4	—
Increase (decrease) in transfer agent fees payable	54	—	7	2	1
Increase (decrease) in professional fees payable	(1)	(1)	12	14	10
Increase (decrease) in accounting and administrative fees payable	12	5	9	3	—
Increase (decrease) in printing fees payable	16	(12)	36	16	(3)
Increase (decrease) in other accrued expenses and liabilities	(1)	(5)	—	1	9
Net cash provided by (used in) operating activities	90,402	18,748	13,732	4,659	264
Cash flows from financing activities
Reinvestment of shareholder distributions	35,557	7,286	4,774	1,780	226
Repurchases of common shares	(57,950)	(13,078)	(8,949)	(3,234)	(161)
Shareholder distributions	(72,661)	(13,919)	(10,407)	(3,456)	(358)
Net cash provided by (used in) financing activities	(95,054)	(19,711)	(14,582)	(4,910)	(293)
Total increase (decrease) in cash	(4,652)	(963)	(850)	(251)	(29)
Cash at beginning of year	11,805	2,336	2,191	670	86
Cash at end of year	$7,153	$1,373	$1,341	$419	$57

(1)
See Note 4 for a discussion of reimbursements and other amounts paid by the sponsor and affiliates.

See notes to financial statements.
8

FS Global Credit Opportunities Fund—Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:(1)
Net asset value, beginning of year	$7.46	$8.01	$7.08	$8.91	$10.02
Results of operations
Net investment income(2)	0.53	0.79	0.78	0.87	0.87
Net realized and unrealized appreciation (depreciation) on investment	0.06	(0.47)	1.02	(1.78)	(1.11)
Net increase (decrease) in net assets resulting from operations	0.59	0.32	1.80	(0.91)	(0.24)
Shareholder distributions(3)
Distributions from net investment income	(0.51)	(0.87)	(0.87)	(0.87)	(0.87)
Net decrease in net assets resulting from shareholder distributions	(0.51)	(0.87)	(0.87)	(0.87)	(0.87)
Capital share transactions
Reimbursement of sponsor(4)	—	—	—	(0.05)	—
Offering costs	—	—	—	(0.04)	(0.10)
Capital contributions of sponsor(5)	—	—	—	0.04	0.10
Net increase (decrease) in net assets resulting from capital share transactions	—	—	—	(0.05)	0.00
Net asset value, end of year	$7.54	$7.46	$8.01	$7.08	$8.91
Shares outstanding, end of year	139,954,541	142,925,358	139,931,140	109,659,116	54,670,071
Total return(6)	7.93%	4.11%	27.39%	(11.72)%	(2.94)%
Ratio/Supplemental Data:
Net assets, end of year	$1,055,519	$1,065,506	$1,120,179	$775,956	$486,908
Ratio of net investment income to average net assets(7)(8)	6.86%	9.97%	10.68%	10.52%	9.01%
Ratio of total operating expenses to average net assets(7)	0.17%	0.16%	0.46%	0.25%	0.33%
Ratio of expense recoupment to (reimbursement) from sponsor to average net assets(7)	—	(0.16)%	(0.21)%	(0.25)%	(0.33)%
Ratio of net operating expenses to average net assets(7)	0.17%	0.00%	0.25%	0.00%	0.00%
Portfolio turnover of FS Global Credit Opportunities Fund	72%	94%	92%	125%	165%

See page 14 for footnotes to financial highlights
See notes to financial statements.
9

FS Global Credit Opportunities Fund—Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—D
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:(1)
Net asset value, beginning of year	$7.46	$8.01	$7.08	$8.91	$10.02
Results of operations
Net investment income(2)	0.53	0.79	0.78	0.87	0.87
Net realized and unrealized appreciation (depreciation) on investment	0.06	(0.47)	1.02	(1.78)	(1.11)
Net increase (decrease) in net assets resulting from operations	0.59	0.32	1.80	(0.91)	(0.24)
Shareholder distributions(3)
Distributions from net investment income	(0.51)	(0.87)	(0.87)	(0.87)	(0.87)
Net decrease in net assets resulting from shareholder distributions	(0.51)	(0.87)	(0.87)	(0.87)	(0.87)
Capital share transactions
Reimbursement of sponsor(4)	—	—	—	(0.05)	—
Offering costs	—	—	—	(0.04)	(0.11)
Capital contributions of sponsor(5)	—	—	—	0.04	0.11
Net increase (decrease) in net assets resulting from capital share transactions	—	—	—	(0.05)	0.00
Net asset value, end of year	$7.54	$7.46	$8.01	$7.08	$8.91
Shares outstanding, end of year	27,020,192	27,788,843	26,932,885	21,201,113	10,906,827
Total return(6)	7.93%	4.11%	27.38%	(11.72)%	(2.94)%
Ratio/Supplemental Data:
Net assets, end of year	$203,807	$207,191	$215,635	$150,024	$97,139
Ratio of net investment income to average net assets(7)(8)	6.85%	9.97%	10.68%	10.51%	9.01%
Ratio of total operating expenses to average net assets(7)	0.18%	0.20%	0.53%	0.31%	0.45%
Ratio of expense recoupment to (reimbursement) from sponsor to average net assets(7)	—	(0.20)%	(0.28)%	(0.31)%	(0.45)%
Ratio of net operating expenses to average net assets(7)	0.18%	0.00%	0.25%	0.00%	0.00%
Portfolio turnover of FS Global Credit Opportunities Fund	72%	94%	92%	125%	165%

See page 14 for footnotes to financial highlights
See notes to financial statements.
10

FS Global Credit Opportunities Fund—Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—T
	Year Ended December 31,		Period from June 1, 2016 (Commencement of Operations) to December 31, 2016
	2018	2017
Per Share Data:(1)
Net asset value, beginning of period	$7.52	$8.07	$7.38
Results of operations
Net investment income(2)	0.46	0.61	0.38
Net realized and unrealized appreciation (depreciation) on investment	0.06	(0.54)	0.67
Net increase (decrease) in net assets resulting from operations	0.52	0.07	1.05
Shareholder distributions(3)
Distributions from net investment income	(0.41)	(0.62)	(0.36)
Net decrease in net assets resulting from shareholder distributions	(0.41)	(0.62)	(0.36)
Net asset value, end of period	$7.63	$7.52	$8.07
Shares outstanding, end of period	24,870,141	25,410,621	8,605,273
Total return(6)	6.91%	0.78%	14.51%(9)
Ratio/Supplemental Data:
Net assets, end of period	$189,722	$191,034	$69,465
Ratio of net investment income to average net assets(7)(8)	5.83%	7.73%	4.82%
Ratio of total operating expenses to average net assets(7)	1.20%	2.44%	1.00%
Ratio of expense recoupment to (reimbursement) from sponsor to average net assets(7)	—	—	(0.01)%
Ratio of net operating expenses to average net assets(7)	1.20%	2.44%	0.99%
Portfolio turnover of FS Global Credit Opportunities Fund	72%	94%	92%(10)

See page 14 for footnotes to financial highlights
See notes to financial statements.
11

FS Global Credit Opportunities Fund—Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—ADV
	Year Ended December 31,		Period from July 6, 2016 (Commencement of Operations) to December 31, 2016
	2018	2017
Per Share Data:(1)
Net asset value, beginning of period	$7.45	$8.04	$7.32
Results of operations
Net investment income(2)	0.48	0.62	0.29
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	0.06	(0.54)	0.76
Net increase (decrease) in net assets resulting from operations	0.54	0.08	1.05
Shareholder distributions(3)
Distributions from net investment income	(0.46)	(0.67)	(0.33)
Net decrease in net assets resulting from shareholder distributions	(0.46)	(0.67)	(0.33)
Net asset value, end of period	$7.53	$7.45	$8.04
Shares outstanding, end of period	7,406,327	7,596,001	1,615,221
Total return(6)	7.25%	0.89%	14.44%(9)
Ratio/Supplemental Data:
Net assets, end of period	$55,785	$56,572	$12,981
Ratio of net investment income to average net assets(7)(8)	6.21%	7.93%	3.70%
Ratio of total operating expenses to average net assets(7)	0.82%	2.22%	1.48%
Ratio of expense recoupment to (reimbursement from) sponsor to average net assets(7)	—	0.04%	(0.43)%
Ratio of net operating expenses to average net assets(7)	0.82%	2.26%	1.05%
Portfolio turnover of FS Global Credit Opportunities Fund	72%	94%	92%(10)

See page 14 for footnotes to financial highlights
See notes to financial statements.
12

FS Global Credit Opportunities Fund—Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—T2
	Year Ended December 31, 2018	Period from August 2, 2017 (Commencement of Operations) to December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$7.44	$7.97
Results of operations
Net investment income(2)	0.41	0.16
Net realized and unrealized appreciation (depreciation) on investment	0.06	(0.43)
Net increase (decrease) in net assets resulting from operations	0.47	(0.27)
Shareholder distributions(3)
Distributions from net investment income	(0.41)	(0.26)
Net decrease in net assets resulting from shareholder distributions	(0.41)	(0.26)
Net asset value, end of period	$7.50	$7.44
Shares outstanding, end of period	862,481	853,769
Total return(6)	6.29%	(3.50)%(9)
Ratio/Supplemental Data:
Net assets, end of period	$6,470	$6,353
Ratio of net investment income to average net assets(7)(8)	5.30%	2.11%
Ratio of total operating expenses to average net assets(7)	2.52%	2.62%
Ratio of expense recoupment to (reimbursement) from sponsor to average net assets(7)	(0.78)%	(0.38)%
Ratio of net operating expenses to average net assets(7)	1.74%	2.24%
Portfolio turnover of FS Global Credit Opportunities Fund	72%	94%(10)

See page 14 for footnotes to financial highlights
See notes to financial statements.
13

FS Global Credit Opportunities Fund—Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(4)
See Note 4 for a discussion of reimbursements paid to the sponsor and affiliates.

(5)
See Note 4 for a discussion of reimbursements and other amounts paid by the sponsor and affiliates.

(6)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of each Feeder Fund at each Feeder Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of each Feeder Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of each Feeder Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, FS Global Credit Opportunities Fund’s (the “Fund”) ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on each Feeder Fund’s investment in the Fund during the applicable period and do not represent an actual return to shareholders. Total return includes the effect of any waivers or additional support payments from sponsor, if applicable. For Fund—A and Fund—D, without such payments during the years ended December 31, 2017 and 2016, the total return would have been 2.99% and 26.27%, respectively. Total return for the year ended December 31, 2018 and periods prior to December 31, 2016 would be unchanged.

(7)
Average daily net assets for the applicable period is used for this calculation. Does not reflect the proportionate share of accrued income and expenses. Ratios for Fund—ADV and Fund—T2 for the periods July 6, 2016 (Commencement of Operations) to December 31, 2016 and August 2, 2017 (Commencement of Operations) to December 31, 2017, respectively, are not annualized.

(8)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been as follows:

	Period Ended December 31,
	2018	2017	2016	2015	2014
Fund—A	6.86%	9.81%	10.47%	10.27%	8.68%
Fund—D	6.85%	9.77%	10.40%	10.20%	8.56%
Fund—T	5.83%	7.73%	4.81%	—	—
Fund—ADV	6.21%	7.93%	3.27%	—	—
Fund—T2	4.52%	1.73%	—	—	—
(9)
Total return presented is not annualized.

(10)
Portfolio turnover of FS Global Credit Opportunities Fund is for the full year.

See notes to financial statements.
14

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Global Credit Opportunities Fund—A (“Fund—A”), FS Global Credit Opportunities Fund—D (“Fund—D”), FS Global Credit Opportunities Fund—T (“Fund—T”), FS Global Credit Opportunities Fund—ADV (“Fund—ADV”), and FS Global Credit Opportunities Fund—T2 (“Fund—T2”), (each a “Feeder Fund” or collectively the “Feeder Funds”) are organized as Delaware statutory trusts. The Feeder Funds’ primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Feeder Funds invest substantially all of their net assets in FS Global Credit Opportunities Fund (“Fund”). The investment objectives and strategies of the Fund are identical to the Feeder Funds. The Feeder Funds’ financial statements should be read in conjunction with the consolidated financial statements of the Fund included herein. As of December 31, 2018, the Feeder Funds held the following percentages of the outstanding common shares of the Fund.
As of December 31, 2018, approximately 69.8%, 13.5%, 12.6%, 3.7% and 0.4% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2, respectively. As of December 31, 2017, each Feeder Fund had closed its respective public offering to new investors.
The Feeder Funds’ investment adviser, FS Global Advisor, LLC (“FS Global Advisor”), is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Feeder Funds’ sponsor, Franklin Square Holdings, L.P., or FS Investments. On April 9, 2018, GSO Capital Partners LP (“GSO”), the former investment sub-adviser to FS Global Advisor, resigned as the investment sub-adviser to the Fund and terminated the investment sub-advisory agreement. Effective April 9, 2018, FS Global Advisor began to serve as the sole investment adviser to and provides all investment advisory services to the Fund.
Each Feeder Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying financial statements of the Feeder Funds have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Feeder Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Feeder Funds have evaluated the impact of subsequent events through the date the financial statements were issued.
Investment in the Fund: The Feeder Funds’ investments in the Fund are recorded at fair value and are based upon the Feeder Fund’s percentage ownership of the common shares of the Fund. The performance of each Feeder Fund is directly affected by the performance of the Fund.
Use of Estimates: The preparation of each Feeder Fund’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Feeder Funds consider all highly liquid investments with original maturities of three months or less to be cash equivalents. The Feeder Funds’ cash and cash equivalents are maintained with high credit quality financial institutions.
15

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investment: The Feeder Funds invest substantially all of their net assets in the Fund. As such, the Feeder Funds determine the net asset value, or NAV, of their common shares of beneficial interest, par value $0.001 per share, or their common shares, daily based on the NAV of their interest in the Fund (as provided by the Fund). Each Feeder Fund calculates NAV per common share by subtracting liabilities (including accrued expenses and distributions) from the total assets of each Feeder Fund (the value of their interest in the Fund, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. See Note 2 to the Fund’s consolidated financial statements included herein for detailed information on the Fund’s policies regarding the valuation of its portfolio investments.
Revenue Recognition: Realized gains and losses from Fund transactions are calculated on the specific share identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund are recorded on the record date. See Note 2 to the Fund’s consolidated financial statements included herein for detailed information on the Fund’s policies regarding revenue recognition.
Income Taxes: Each Feeder Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Because each Feeder Fund invests substantially all of its net assets in the Fund, each Feeder Fund will generally qualify as a RIC if the Fund qualifies as a RIC. To qualify and maintain qualification as a RIC, the Feeder Funds and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, each Feeder Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Feeder Funds and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Feeder Funds also will be subject to nondeductible U.S. federal excise taxes if they do not distribute at least 98% of their net ordinary income, 98.2% of net capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Feeder Funds evaluate their tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Feeder Funds’ financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on the statements of operations. During the year ended December 31, 2018, the Feeder Funds did not incur any interest or penalties.
The Feeder Funds have analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and have concluded that no provision for income tax is required in the Feeder Funds’ financial statements. The Feeder Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
16

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Distributions: Distributions to the Feeder Funds’ shareholders are recorded as of the record date. Subject to the discretion of each Feeder Fund’s board of trustees, or the Board, and applicable legal restrictions, the Feeder Funds intend to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Feeder Fund operating expenses. At least annually, each Feeder Fund intends to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.
Note 3. Share Transactions
Below is a summary of transactions with respect to each Feeder Fund’s common shares during the years ended December 31, 2018 and 2017:
	FS Global Credit Opportunities Fund—A
	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	4,592,072	$35,557	8,677,676	$68,377
Repurchases of Common Shares	(7,562,889)	(57,950)	(5,683,458)	(44,802)
Net Proceeds from Share Transactions	(2,970,817)	$(22,393)	2,994,218	$23,575

During the period from January 1, 2019 to February 20, 2019, FS Global Credit Opportunities Fund—A issued 725,424 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $5,493.
	FS Global Credit Opportunities Fund—D
	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	940,904	$7,286	1,926,285	$15,177
Repurchases of Common Shares	(1,709,555)	(13,078)	(1,070,327)	(8,418)
Net Proceeds from Share Transactions	(768,651)	$(5,792)	855,958	$6,759

During the period from January 1, 2019 to February 20, 2019, FS Global Credit Opportunities Fund—D issued 149,820 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $1,134.
17

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	FS Global Credit Opportunities Fund—T
	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	16,039,289	$135,525
Reinvestment of Distributions	610,520	4,774	813,201	6,415
Total Gross Proceeds	610,520	4,774	16,852,490	141,940
Commissions and Dealer Manager Fees	—	—	—	(5,316)
Net Proceeds	610,520	4,774	16,852,490	136,624
Repurchases of Common Shares	(1,151,000)	(8,949)	(47,142)	(372)
Net Proceeds from Share Transactions	(540,480)	$(4,175)	16,805,348	$136,252

During the period from January 1, 2019 to February 20, 2019, FS Global Credit Opportunities Fund—T issued 100,644 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $771.
	FS Global Credit Opportunities Fund—ADV
	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	5,738,111	$46,131
Reinvestment of Distributions	230,070	1,780	282,427	2,218
Total Gross Proceeds	230,070	1,780	6,020,538	48,349
Repurchases of Common Shares	(419,744)	(3,234)	(39,758)	(316)
Net Proceeds from Share Transactions	(189,674)	$(1,454)	5,980,780	$48,033

During the period from January 1, 2019 to February 20, 2019, FS Global Credit Opportunities Fund—ADV issued 37,888 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $287.
	FS Global Credit Opportunities Fund—T2
	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	838,965	$6,907
Reinvestment of Distributions	29,190	226	14,804	114
Total Gross Proceeds	29,190	226	853,769	7,021
Commissions and Dealer Manager Fees	—	—	—	(267)
Net Proceeds	29,190	226	853,769	6,754
Repurchases of Common Shares	(20,478)	(161)	—	—
Net Proceeds from Share Transactions	8,712	$65	853,769	$6,754

During the period from January 1, 2019 to February 20, 2019, FS Global Credit Opportunities Fund—T2 issued 4,825 common shares pursuant to its distribution reinvestment plan for gross proceeds of $36.
18

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Share Repurchase Program
To provide shareholders with limited liquidity, the Feeder Funds intend to conduct quarterly repurchases of common shares. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.
The Feeder Funds’ quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Feeder Funds to offer to repurchase common shares and under what terms:
•
the effect of such repurchases on each Feeder Fund’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•
the Fund’s investment plans;

•
the Feeder Funds’ and the Fund’s working capital requirements;

•
the Feeder Funds’ history in repurchasing common shares or portions thereof; and

•
the condition of the securities markets.

Each Feeder Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of  (i) the greater of  (x) the number of common shares that each Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under each Feeder Fund’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that each Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under each Feeder Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of  (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. Each Feeder Fund will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.
Common shares of Fund—T and Fund—T2 are subject to an annual distribution fee of 1.33% of the NAV of the common shares for Fund—T and Fund—T2. If a Fund—T or Fund—T2 shareholder wishes to tender his or her common shares for repurchase at any time prior to July 1, 2020 for Fund—T and November 1, 2020 for Fund—T2, such common shares will be subject to a contingent deferred sales charge. The contingent deferred sales charge will be calculated based upon the lesser of the NAV of such common shares and the public offering price at the time such common shares were purchased. The contingent deferred sales charge was payable on a declining basis as follows: if common shares were tendered for repurchase (i) at any time prior to July 1, 2018 for Fund—T and November 1, 2018 for Fund—T2, the contingent deferred sales charge was 1.00%; (ii) during the period from July 1, 2018 through June 30, 2019 for Fund—T and the period from November 1, 2018 through October 31, 2019 for Fund—T2, the
19

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

contingent deferred sales charge is 0.67%; and (iii) during the period from July 1, 2019 through June 30, 2020 for Fund—T and November 1, 2019 through October 31, 2020 for Fund—T2, the contingent deferred sales charge is 0.33%. Common shares issued pursuant to the DRP are not subject to a contingent deferred sales charge. If a shareholder tenders a portion of his or her common shares, common shares received pursuant to the DRP will be repurchased first. After all such common shares have been repurchased, common shares will be repurchased on a first-in, first-out basis.
The following tables provide information concerning each Feeder Fund’s repurchases of common shares pursuant to their share repurchase program during the years ended December 31, 2018 and 2017:
FS Global Credit Opportunities Fund—A
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2017
December 31, 2016	January 4, 2017	766,131	100%	0.55%	$8.008	$6,135
March 31, 2017	April 5, 2017	1,079,306	100%	0.76%	$8.016	8,652
June 30, 2017	July 5, 2017	1,687,104	100%	1.19%	$7.815	13,184
September 30, 2017	October 4, 2017	2,150,917	100%	1.51%	$7.825	16,831
Total		5,683,458				$44,802
Fiscal 2018
December 31, 2017	January 17, 2018	3,939,916	60%	2.76%	$7.547	$29,734
March 31, 2018	April 9, 2018	1,227,758	17%	0.88%	$7.678	9,426
June 30, 2018	July 2, 2018	1,159,127	16%	0.83%	$7.788	9,027
September 30, 2018	October 1, 2018	1,100,469	13%	0.79%	$7.907	8,702
Total		7,427,270				$56,889

On January 2, 2019, FS Global Credit Opportunities Fund—A repurchased approximately 1,117,322 common shares (representing approximately 13% of the common shares tendered for repurchase and 0.80% of the shares outstanding as of such date) at $7.536 per common share for aggregate consideration totaling $8,420.
20

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

FS Global Credit Opportunities Fund—D
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2017
December 31, 2016	January 4, 2017	80,288	100%	0.30%	$8.009	$643
March 31, 2017	April 5, 2017	158,437	100%	0.58%	$8.017	1,270
June 30, 2017	July 5, 2017	349,373	100%	1.26%	$7.816	2,731
September 30, 2017	October 4, 2017	482,229	100%	1.74%	$7.826	3,774
Total		1,070,327				$8,418
Fiscal 2018
December 31, 2017	January 17, 2018	980,629	40%	3.53%	$7.548	$7,402
March 31, 2018	April 9, 2018	257,613	10%	0.95%	$7.679	1,978
June 30, 2018	July 2, 2018	235,060	9%	0.87%	$7.788	1,831
September 30, 2018	October 1, 2018	222,970	8%	0.83%	$7.906	1,763
Total		1,696,272				$12,974

On January 2, 2019, FS Global Credit Opportunities Fund—D repurchased approximately 227,491 common shares (representing approximately 8% of the common shares tendered for repurchase and 0.84% of the shares outstanding as of such date) at $7.534 per common share for aggregate consideration totaling $1,714.
FS Global Credit Opportunities Fund—T
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2017
December 31, 2016	January 4, 2017	2,590	100%	0.03%	$8.075	$21
March 31, 2017(1)	April 5, 2017	—	—	—	$8.100	—
June 30, 2017	July 5, 2017	11,646	100%	0.05%	$7.927	92
September 30, 2017	October 4, 2017	32,906	100%	0.13%	$7.865	259
Total		47,142				$372
Fiscal 2018
December 31, 2017	January 17, 2018	153,370	46%	0.60%	$7.586	$1,164
March 31, 2018	April 9, 2018	675,384	85%	2.66%	$7.748	5,233
June 30, 2018	July 2, 2018	151,900	10%	0.61%	$7.862	1,194
September 30, 2018	October 1, 2018	148,371	8%	0.60%	$7.988	1,185
Total		1,129,025				$8,776

(1)
No common shares were tendered for repurchase in connection with the quarterly tender offer.

On January 2, 2019, FS Global Credit Opportunities Fund—T repurchased approximately 152,436 common shares (representing approximately 8% of the common shares tendered for repurchase and 0.61% of the shares outstanding as of such date) at $7.619 per common share for aggregate consideration totaling $1,161. Repurchased shares that were not issued under the Feeder Fund’s distribution reinvestment plan
21

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

were subject to a contingent deferred sales charge as described above, which was amount was paid to FS Investment Solutions, LLC (formerly FS2 Capital Partners, LLC), or FS Investment Solutions, which was the dealer manager for the Feeder Fund’s continuous public offering and an affiliate of FS Global Credit Opportunities Fund—T.
FS Global Credit Opportunities Fund—ADV
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2017
December 31, 2016	January 4, 2017	13,006	100%	0.81%	$8.038	$105
March 31, 2017	April 5, 2017	8,488	100%	0.23%	$8.046	68
June 30, 2017	July 5, 2017	12,244	100%	0.17%	$7.854	96
September 30, 2017	October 4, 2017	6,020	100%	0.08%	$7.798	47
Total		39,758				$316
Fiscal 2018
December 31, 2017	January 17, 2018	31,370	10%	0.41%	$7.519	$236
March 31, 2018	April 9, 2018	272,830	32%	3.58%	$7.669	2,092
June 30, 2018	July 2, 2018	56,496	10%	0.76%	$7.779	439
September 30, 2018	October 1, 2018	55,067	11%	0.74%	$7.898	436
Total		415,763				$3,203

On January 2, 2019, FS Global Credit Opportunities Fund—ADV repurchased approximately 57,503 common shares (representing approximately 11% of the common shares tendered for repurchase and 0.78% of the shares outstanding as of such date) at $7.525 per common share for aggregate consideration totaling $433.
FS Global Credit Opportunities Fund—T2
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 17, 2018	1,686	100%	0.20%	$7.532	$13
March 31, 2018(1)	April 9, 2018	—	—	—	$7.656	—
June 30, 2018(1)	July 2, 2018	—	—	—	$7.766	—
September 30, 2018	October 1, 2018	18,792	100%	2.15%	$7.879	148
Total		20,478				$161

(1)
No common shares were tendered for repurchase in connection with the quarterly tender offer.

On January 2, 2019, FS Global Credit Opportunities Fund—T2 repurchased approximately 2,123 common shares (representing 100% of the common shares tendered for repurchase and 0.25% of the shares outstanding as of such date) at $7.502 per common share for aggregate consideration totaling $16.
22

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of each Feeder Fundholding small accounts after completion of the regular quarterly share repurchase offer, each Feeder Fund reserves the right to repurchase the shares of and liquidate any investor’s account if the balance of such account is less than each Feeder Fund’s $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in each Feeder Fund’s net asset value per share. Each Feeder Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at each Feeder Fund’s most recent price at which each Feeder Fund’s shares were issued pursuant to its distribution reinvestment plan.
Each Feeder Fund conducted its first such repurchase and de minimis account liquidation after each Feeder Fund’s second quarter 2018 share repurchase offer, pursuant to which, on July 19, 2018, each Feeder Fund repurchased the following common shares.
	Shares Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fund—A	109,682	0.08%	$7.798	$855
Fund—D	7,256	0.03%	$7.797	$57
Fund—T	18,587	0.08%	$7.877	$146
Fund—ADV	2,830	0.04%	$7.790	$22
Fund—T2(1)	—	—	$7.770	—

(1)
No common shares were tendered for repurchase in connection with the quarterly tender offer.

Each Feeder Fund conducted its second such repurchase and de minimis account liquidation after each Feeder Fund’s third quarter 2018 share repurchase offer, pursuant to which, on October 10, 2018, each Feeder Fund repurchased the following common shares.
	Shares Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fund—A	25,937	0.02%	$7.921	$206
Fund—D	6,027	0.02%	$7.919	$47
Fund—T	3,388	0.01%	$8.006	$27
Fund—ADV	1,151	0.02%	$7.909	$9
Fund—T2(1)	—	—	$7.886	—

(1)
No common shares were tendered for repurchase in connection with the quarterly tender offer.

23

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Each Feeder Fund conducted its third such repurchase and de minimis account liquidation after each Feeder Fund’s fourth quarter 2018 share repurchase offer, pursuant to which, on January 16, 2019, the Feeder Fund repurchased the following common shares.
	Shares Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fund—A	45,198	0.03%	$7.618	$344
Fund—D	6,045	0.02%	$7.619	$46
Fund—T	3,139	0.01%	$7.705	$24
Fund—ADV	1,879	0.03%	$7.608	$14
Fund—T2(1)	—	—	$7.577	—

(1)
No common shares were tendered for repurchase in connection with the quarterly tender offer.

Note 4. Related Party Transactions
Compensation of FS Global Advisor and its Affiliates
The Feeder Funds do not incur a separate management fee or incentive fee, but the Feeder Funds are indirectly subject to the Fund’s management fee and incentive fee incurred pursuant to the amended and restated investment advisory agreement, by and between the Fund and FS Global Advisor. For the services it provides to the Fund, FS Global Advisor is entitled to a fee consisting of two parts—a management fee and an incentive fee. The management fee for each Feeder Fund is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. Effective January 1, 2018 and through December 31, 2018, FS Global Advisor agreed to waive (a) 0.50% of the base management fee such that the fee received will equal 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety. See Note 4 to the Fund’s consolidated financial statements included herein for a detailed description of the management fee and incentive fee payable by the Fund to FS Global Advisor.
Under the administration agreements, dated as of July 15, 2013 for Fund—A and Fund—D, March 15, 2016 for Fund—T and Fund—ADV and March 31, 2017 for Fund—T2 by and between each Feeder Fund and FS Global Advisor, or the administration agreements, the Feeder Funds reimburse FS Global Advisor for its actual costs incurred in providing administrative services to the Feeder Funds, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations, government and legislative affairs and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Feeder Funds’ corporate operations and required administrative services, which includes being responsible for the financial records that the Feeder Funds are required to maintain and preparing reports to each Feeder Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Feeder Funds in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Feeder Funds’ shareholders, and generally overseeing the payment of the Feeder Funds’ expenses and the performance of administrative and professional services rendered to the Feeder Funds by others. FS Global Advisor is required to allocate the
24

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

cost of these services to the Feeder Funds based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Feeder Funds will not reimburse FS Global Advisor for any services for which they receive a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
Under the administration agreement, the Feeder Funds, either directly or through reimbursement to FS Global Advisor or its affiliates, were responsible for their organization and offering costs in an amount up to 1.5% of aggregate proceeds raised in each Feeder Fund’s continuous public offering, after payment of selling commissions and dealer manager fees. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to the Feeder Funds’ continuous public offering, including costs associated with technology integration between the Feeder Funds’ systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FS Global Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Feeder Funds’ common shares, which included the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Feeder Funds. As the Feeder Funds closed their offerings, no organization and offering cost amounts remain due or payable under the administration agreement.
The dealer manager for each Feeder Fund’s continuous public offering was FS Investment Solutions, which is an affiliate of FS Investments. Under the dealer manager agreements, (dated as of July 15, 2013 for Fund—A and Fund—D, June 7, 2016 for Fund—T, October 21, 2016 for Fund—ADV, and May 26, 2017 for Fund—T2) by and between each Feeder Fund and FS Investment Solutions, or the dealer manager agreements, FS Investment Solutions was entitled to receive selling commissions and dealer manager fees in connection with the sale of common shares in each Feeder Fund’s continuous public offering, all or a portion of which were re-allowed to selected broker-dealers. As the Feeder Funds closed their offerings, no amounts remain due or payable under the dealer manager agreements.
Distribution Fees
Common shares of Fund—T, Fund—ADV and Fund—T2 are subject to an annual distribution fee (1.33% of the NAV of the common shares for Fund—T and Fund—T2 and 0.67% of the NAV of the common shares for Fund—ADV), as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. Distribution fees are paid by Fund—T, Fund—ADV and Fund—T2 to the dealer manager pursuant to a distribution plan adopted by the Board in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to Fund—T, Fund—ADV and Fund—T2. Among other requirements, such distribution plan must be approved annually by a vote of the Board, including the trustees who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such distribution plan or in any agreements related to such distribution plan.
For Fund—T, up to 1.00% of the 1.33% annual distribution fee may be re-allowed to selected broker-dealers and financial representatives that participated in Fund—T’s continuous public offering. For Fund—T2, all or a portion of the 1.33% annual distribution fee may be re-allowed to selected
25

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

broker-dealers and financial representatives that participated in Fund—T2’s continuous public offering. For Fund—T and Fund—T2, the amount and timing of any such reallowance will be based on such factors as the number of common shares they sold in the offering, the assistance they provided in marketing each Feeder Fund’s continuous public offering and due diligence expenses incurred. The distribution fee is intended, in part, to compensate the affiliated dealer manager, selected broker-dealers and financial representatives that participated in the respective Feeder Fund’s continuous public offering for services rendered in connection with the marketing, sale and distribution of the common shares.
For each applicable Feeder Fund, the distribution fee is payable with respect to all common shares, other than common shares issued under the distribution reinvestment plan. The distribution fee will terminate for all shareholders on the earliest to occur of the following: (i) the occurrence of a liquidity event; (ii) affiliated dealer manager advising that the aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees, distribution fees, contingent deferred sales charges and any other underwriting compensation with respect to the common shares would be in excess of 8.0% of the gross offering proceeds received in each Feeder Fund’s continuous public offering; and (iii) when the total upfront sales load and distribution fees attributable to any common share equals 8.0% of the gross offering proceeds from the sale of such common share (the “Sales Charge Cap”). For Fund—T and Fund—T2, the Sales Charge Cap for any common share will be reduced by the amount of any portion of the upfront sales load that is waived for such common share.
The annual distribution fee accrues daily commencing upon the initial sale of common shares of beneficial interest in the continuous public offering until an investor reaches the Sales Charge Cap. The accrual as of and for the year ended December 31, 2018 reflects amounts beginning with the initial sale of common shares of beneficial interest in the applicable Feeder Fund’s continuous public offering through December 31, 2018. Annual distribution fees are paid on a monthly basis beginning in the third quarter of 2017 for Fund—T and Fund—ADV and the fourth quarter of 2017 for Fund—T2.
The following table describes the distribution fees, the contingent deferred sales charge and the fees and expenses incurred under each respective agreement during the year ended December 31, 2018:
Related Party	Source Agreement	Description	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
FS Global Advisor	Administration Agreement	Administrative Services Expenses	$389	$88	$81	$24	$4
FS Investment Solutions	Distribution Plan	Distribution Fees(1)	—	—	$656	$272	$22
FS Investment Solutions	Share Repurchase Program	Contingent Deferred Sales Charges(2)	—	—	$75	—	$2

(1)
Represents the distribution fees for the year ended December 31, 2018 retained by FS Investment Solutions and not re-allowed to selected broker-dealers or financial representatives.

(2)
Represents the total amount of contingent deferred sales charges paid to FS Investment Solutions by shareholders who tendered shares pursuant to the share repurchase program.

Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel
26

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Expense Reimbursement Agreements
Pursuant to expense support and conditional reimbursement agreements, dated as of August 20, 2013 for Fund—A and Fund—D, March 30, 2016 for Fund—T and Fund—ADV, and March 31, 2017 for Fund—T, as amended to date, by and between each Feeder Fund and FS Investments, or the expense reimbursement agreements, FS Investments agreed to reimburse the Feeder Funds for expenses to ensure that the Feeder Funds bear a reasonable level of expenses in relation to their income. The purpose of this arrangement was to ensure that no portion of any ordinary cash distributions made by the Feeder Funds were paid from offering proceeds or borrowings. Such ordinary cash distributions are expected to be paid using distributions received from the Fund.
The Fund has entered into a separate expense support and conditional reimbursement agreement with FS Investments to ensure that no portion of any ordinary cash distributions made by the Fund to the Feeder Funds are paid from offering proceeds or borrowings of the Fund. However, the fund may invest in certain investments that may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Feeder Funds’ ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Feeder Funds may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments would not reimburse the Feeder Funds for the portion of the Fund’s or the Feeder Funds’ ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement was not to prevent tax-advantaged distributions.
Under the expense reimbursement agreements, FS Investments would reimburse each Feeder Fund quarterly to the extent that (x) the sum of the cumulative ordinary cash distributions paid by each Feeder Fund in such quarter plus the aggregate operating expenses in such quarter exceeded (y) the cumulative cash distributions from the Fund that were received by each Feeder Fund in such quarter.
Pursuant to the expense reimbursement agreements, the Feeder Funds have a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, (x) the cumulative ordinary cash distributions from the Fund that are received by each Feeder Fund in such quarter exceed (y) the sum of the cumulative ordinary cash distributions paid by each Feeder Fund in such quarter plus the aggregate operating expenses in such quarter; provided, however, that (i) each Feeder Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by each Feeder Fund during such fiscal year) to exceed the lesser of  (A) 1.75% of each Feeder Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of each Feeder Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense
27

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) each Feeder Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by each Feeder Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by each Feeder Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means each Feeder Fund’s total operating expenses, excluding organization and offering expenses and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
On November 13, 2018, FS Global Advisor informed the Board that for a period of one year, it will defer the receipt of base management fees under the investment advisory agreement if, and to the extent that, the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in the calendar quarter exceeds the sum of the Fund’s investment company taxable income (as defined in Section 852 of the Internal Revenue Code of 1986, as amended, or the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, the Fund’s distributable funds on a tax basis. FS Global Advisor will only receive such deferred management fees in a future calendar quarter if, and to the extent that, the Fund’s distributable funds on a tax basis in the future calendar quarter exceeds the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in such quarter. In light of this commitment by FS Global Advisor, the expense reimbursement agreements were terminated on November 13, 2018. Prior to November 13, 2019, FS Global Advisor will evaluate whether to extend this commitment to future quarters.
The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreements, if any, was determined at the end of each fiscal quarter. The conditional obligation of the Feeder Funds to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement.
FS Investments agreed to forgo reimbursement of all expense reimbursement and additional support payments made by it to the Feeder Funds through December 31, 2015. As such, as of December 31, 2015, there were no amounts subject to reimbursement by the Feeder Fund to FS Investments under the expense reimbursement agreements.
As of December 31, 2018, Fund—ADV did not have any reimbursements due from FS Investments and no amount remains subject to repayment by Fund—ADV to FS Investments in the future. For Fund—A, Fund—D and Fund—T during the year ended December 31, 2018 and for Fund—T during the year ended December 31, 2017, no amounts were accrued for expense reimbursements that FS Investments has agreed to pay.
28

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table reflects the expense reimbursement and additional support payments accrued from FS Investments to each Feeder Fund as of December 31, 2018 that may be subject to reimbursement to FS Investments:
For the Three Months Ended	Amount of Expense Reimbursement and Additional Support Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
FS Global Credit Opportunities Fund—A
Fiscal 2016
March 31, 2016	$738	0.30%	12.79%	March 31, 2019
June 30, 2016	2,409	0.18%	12.01%	June 30, 2019
September 30, 2016	3,361	0.21%	11.36%	September 30, 2019
December 31, 2016	5,280	0.17%	10.86%	December 31, 2019
Total	$11,788
Fiscal 2017
March 31, 2017	$3,754	0.14%	10.85%	March 31, 2020
June 30, 2017	1,963	0.18%	11.11%	June 30, 2020
September 30, 2017	5,006	0.14%	11.11%	September 30, 2020
December 31, 2017	2,765	0.17%	11.41%	December 31, 2020
Total	$13,488
FS Global Credit Opportunities Fund—D
Fiscal 2016
March 31, 2016	$175	0.40%	12.77%	March 31, 2019
June 30, 2016	492	0.25%	12.01%	June 30, 2019
September 30, 2016	661	0.25%	11.35%	September 30, 2019
December 31, 2016	1,052	0.25%	10.86%	December 31, 2019
Total	$2,380
Fiscal 2017
March 31, 2017	$750	0.25%	10.84%	March 31, 2020
June 30, 2017	386	0.19%	11.11%	June 30, 2020
September 30, 2017	1,001	0.20%	11.11%	September 30, 2020
December 31, 2017	563	0.22%	11.41%	December 31, 2020
Total	$2,700
FS Global Credit Opportunities Fund—T
Fiscal 2016
March 31, 2016	$2	3.02%	8.19%	June 30, 2019
Total	$2

29

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

For the Three Months Ended	Amount of Expense Reimbursement and Additional Support Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
FS Global Credit Opportunities Fund—T2
Fiscal 2017
September 30, 2017	$13	3.63%	7.49%	September 30, 2020
December 31, 2017	7	1.88%	8.09%	December 31, 2020
Total	$20
Fiscal 2018
March 31, 2018	$19	2.01%	5.37%	March 31, 2021
June 30, 2018	18	1.83%	5.27%	June 30, 2021
September 30, 2018	14	1.58%	5.21%	September 30, 2021
December 31, 2018	1	0.85%	5.46%	December 31, 2021
Total	$52

(1)
The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by each Feeder Fund’s net asset value per common share as of such date.

In connection with each Feeder Fund’s previously announced Share Repurchase Program, the Fund intends to repurchase its common shares of beneficial interest (the “Fund Shares”) held by each Feeder Fund to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. During the years ended December 31, 2018 and 2017, the Fund repurchased the following shares:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares Repurchased	Aggregate Consideration for Repurchased Shares	Shares Repurchased	Aggregate Consideration for Repurchased Shares
Fund—A	7,475,556	$57,950	5,635,126	$44,774
Fund—D	1,689,131	$13,078	1,062,160	$8,418
Fund—T	1,152,452	$8,949	72,438	$571
Fund—ADV	416,287	$3,234	31,665	$251
Fund—T2	20,262	$161	—	—
During the period from January 1, 2019 to February 20, 2019, the Fund repurchased Fund Shares from each Feeder Fund for aggregate consideration as follows.
	Shares Repurchased	Aggregate Consideration for Repurchased Shares
Fund—A	1,154,119	$8,749
Fund—D	232,195	$1,760
Fund—T	156,413	$1,186
Fund—ADV	58,966	$447
Fund—T2	2,101	$16
30

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions
The following table reflects the cash distributions per common share that the Feeder Funds declared on their common shares during the years ended December 31, 2018 and 2017:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Per Share	Amount	Per Share	Amount
Fund—A	$0.5100	$71,050	$0.8711	$122,827
Fund—D	$0.5100	$13,710	$0.8711	$23,804
Fund—T	$0.4100	$10,214	$0.6164	$12,668
Fund—ADV	$0.4600	$3,415	$0.6653	$3,772
Fund—T2	$0.4100	$353	$0.2564	$177
On December 31, 2018 and January 25, 2019, the Board declared the following regular monthly cash distributions for January and February 2019. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
	January 2019	February 2019
Fund—A	$0.042500	$0.042500
Fund—D	$0.042500	$0.042500
Fund—T	$0.034167	$0.034167
Fund—ADV	$0.038334	$0.038334
Fund—T2	$0.034167	$0.034167
The Feeder Funds have adopted an “opt in” distribution reinvestment plan for their shareholders. As a result, if the Feeder Funds make a cash distribution, their shareholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares.
The Feeder Funds’ distributions to shareholders may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Feeder Funds for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.
Substantial portions of the Feeder Funds’ distributions were funded through the reimbursement of certain expenses and additional support payments by FS Investments and its affiliates, including through the waiver of certain fees and expenses by FS Global Advisor, that were subject to repayment by each respective Feeder Fund within three years. The purpose of this arrangement was to ensure that no portion of the Feeder Funds’ distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of fees and expenses are not based on the Fund’s investment performance and each Feeder Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments or waivers of such fees and expenses. Each Feeder Fund’s future repayments of amounts reimbursed or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that each Feeder Fund or the Fund will achieve the performance necessary to sustain its distributions or that each Feeder Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive fees and expenses or otherwise reimburse expenses in future periods. For the year ended December 31, 2018, if FS Investments had not reimbursed certain of the expenses, 15% of the cash distributions declared during such
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FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

period would have been funded from offering proceeds or borrowings for Fund—T2. For the year ended December 31, 2018, no portion of the cash distributions declared was funded through the reimbursement of operating expenses by FS Investments for Fund—A, Fund—D, Fund—T and Fund—ADV. For the year ended December 31, 2017, if FS Investments had not reimbursed certain of the expenses and provided additional support payments, 11% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings for Fund—A, Fund—D and Fund—T2. For the year ended December 31, 2017, no portion of the cash distributions declared was funded through the reimbursement of operating expenses by FS Investments for Fund—T and Fund—ADV. See Note 4 to the consolidated financial statements of the Fund included herein for information about the reimbursement of Fund expenses and additional support payments provided by FS Investments to the Fund.
The following table reflects the sources of the cash distributions on a tax basis that each Feeder Fund declared on its common shares during the years ended December 31, 2018 and 2017:
	FS Global Credit Opportunities Fund—A
	Year Ended December 31,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income (prior to expense reimbursement from sponsor)	$71,050	100%	$109,339	89%
Expense reimbursement and additional support payment from sponsor	—	—	13,488	11%
Total	$71,050	100%	$122,827	100%

Fund—A’s net investment income on a tax basis for the year ended December 31, 2018 was $74,298. As of December 31, 2018, Fund—A had undistributed net investment income on a tax basis of  $3,248.
	FS Global Credit Opportunities Fund—D
	Year Ended December 31,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income (prior to expense reimbursement from sponsor)	$13,710	100%	$21,104	89%
Expense reimbursement and additional support payment from sponsor	—	—	2,700	11%
Total	$13,710	100%	$23,804	100%

Fund—D’s net investment income on a tax basis for the year ended December 31, 2018 was $14,317. As of December 31, 2018, Fund—D had undistributed net investment income on a tax basis of  $607.
32

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

	FS Global Credit Opportunities Fund—T
	Year Ended December 31,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income	$10,214	100%	$12,668	100%
Total	$10,214	100%	$12,668	100%

Fund—T’s net investment income on a tax basis for the year ended December 31, 2018 was $11,461. As of December 31, 2018, Fund—T had undistributed net investment income on a tax basis of  $3,197.
	FS Global Credit Opportunities Fund—ADV
	Year Ended December 31,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income	$3,415	100%	$3,772	100%
Total	$3,415	100%	$3,772	100%

Fund—ADV’s net investment income on a tax basis for the year ended December 31, 2018 was $3,587. As of December 31, 2018, Fund—ADV had undistributed net investment income on a tax basis of  $499.
	FS Global Credit Opportunities Fund—T2
	Year Ended December 31, 2018		Period from August 2, 2017 (Commencement of Operations) to December 31, 2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income (prior to expense reimbursement from sponsor)	$301	85%	$157	89%
Expense reimbursement and additional support payment from sponsor	52	15%	20	11%
Total	$353	100%	$177	100%

Fund—T2’s net investment income on a tax basis for the year ended December 31, 2018 was $353. As of December 31, 2018, Fund—T2 had undistributed net investment income on a tax basis of  $12.
Each Feeder Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2018, Fund—T and Fund—ADV increased accumulated earnings (deficit) and decreased capital in excess of par value by $66 and $9, respectively. These reclassifications have no impact on the net assets of each Feeder Fund.
The determination of the tax attributes of each Feeder Fund’s distributions is made annually as of the end of each Feeder Fund’s fiscal year based upon each Feeder Fund’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.
33

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of December 31, 2018, the components of accumulated earnings (loss) on a tax basis were as follows:
	Fund—A	Fund—D	Fund—T
Distributable ordinary income	$3,248	$607	$3,197
Distributable realized gains (capital loss carryover) (1)	(11,971)	(2,753)	354
Net unrealized appreciation (depreciation) on investment(2)	(142,900)	(26,743)	(10,524)
	$(151,623)	$(28,889)	$(6,973)

(1)
The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2018, Fund—A and Fund—D had long-term capital loss carryovers of  $11,971 and $2,753, respectively.

(2)
As of December 31, 2018, gross unrealized depreciation on Fund—A, Fund—D and Fund—T’s investment in the Fund was $142,900, $26,743 and $10,524, respectively.

	Fund—ADV	Fund—T2
Distributable ordinary income	$499	$12
Distributable realized gains (capital loss carryover) (1)	33	(1)
Net unrealized appreciation (depreciation) on investment(2)	(3,270)	(283)
	$(2,738)	$(272)

(1)
The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2018, Fund—T2 had a long-term capital loss carryover of  $1.

(2)
As of December 31, 2018, gross unrealized depreciation on Fund—ADV and Fund—T2’s investment in the Fund was $3,270 and $283.

The aggregate cost of each Feeder Fund’s investment for U.S. federal income tax purposes and the aggregate net unrealized appreciation (depreciation) on a tax basis as of December 31, 2018 were as follows. As of December 31, 2018 the difference between each Feeder Fund’s tax-basis unrealized appreciation (depreciation) and its GAAP-basis unrealized appreciation (depreciation) is attributable to basis adjustments on wash sale loss deferrals.
	Year Ended December 31, 2018
	Aggregate Cost of the Investment for US Federal Income Tax	Aggregate Net Unrealized Appreciation (Depreciation) on a Tax Basis
Fund—A	$1,194,711	$(142,900)
Fund—D	$229,839	$(26,743)
Fund—T	$199,538	$(10,524)
Fund—ADV	$58,844	$(3,270)
Fund—T2	$6,761	$(283)
34

FS Global Credit Opportunities — Feeder Funds
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Commitments and Contingencies
The Feeder Funds enter into contracts that contain a variety of indemnification provisions. The Feeder Funds’ maximum exposure under these arrangements is unknown; however, the Feeder Funds have not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Feeder Funds’ existing contracts and expects the risk of loss to the Feeder Funds to be remote.
The Feeder Funds are not currently subject to any material legal proceedings and, to the Feeder Funds’ knowledge, no material legal proceedings are threatened against the Feeder Funds. From time to time, a Feeder Fund may be a party to certain legal proceedings in the ordinary course of business. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Feeder Funds become party to such proceedings, the Feeder Funds would assess whether any such proceedings will have a material adverse effect upon their financial condition or results of operations.
See Note 4 for a discussion of the Feeder Funds’ commitments to FS Investments and its affiliates, which consists of the conditional obligation of the Feeder Funds to reimburse FS Investments pursuant to the terms of the expense reimbursement agreements.
35

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Feeder Funds have not had any changes in their independent registered public accounting firm or disagreements with their independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Boards of Trustees
Information regarding the members of the Boards is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in each Feeder Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.
Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	57	January 2013	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	10	FS Multi-Alternative Income Fund (since 2018); FS Series Trust (since 2016); FS Energy Total Return Fund (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Investment Corporation IV (since 2015); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (formerly FS Investment Corporation) (since 2007)
Independent Trustees
Walter W. Buckley, III	58	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	6	Actua Corporation (since 1996)
David L. Cohen	63	June 2013	Trustee	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	6	NBCUniversal Media, LLC (since 2013)
Barbara J. Fouss	49	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	6	FS Investment Corporation IV (since 2015)
36

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Philip E. Hughes, Jr.	69	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	7	FS Series Trust (since 2017)
Oliver C. Mitchell, Jr.	64	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	6	National Commercial Bank Jamaica Limited (since 2015)
Charles P. Pizzi	68	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	6	Pennsylvania Real Estate Investment Trust (since 2013); PHH Corporation (since 2012); FS Energy and Power Fund (since 2012); and Brandywine Realty Trust (since 1996)

*
The “Fund Complex” consists of the Fund, its affiliated feeder funds, FS Series Trust, FS Credit Income Fund, FS Multi-Alternative Income Fund and FS Energy Total Return Fund.

(1)
Mr. Forman is deemed to be an “interested person” of the Feeder Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

37

Executive Officers
Information regarding the executive officers of each Feeder Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Michael C. Forman	57	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	56	Chief Financial Officer	Since 2018	Chief Financial Officer of Fund—A (since 2018), Fund—D (since 2018), Fund—T (since 2018), Fund—ADV (since 2018), Fund—T2 (since 2018), FS Energy and Power Fund (since 2012), FS Energy Total Return Fund, FS Credit Income Fund and FS Credit Real Estate Income Trust, inc.
Stephen S. Sypherd	41	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments; and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)
James F. Volk	56	Chief Compliance Officer	Since 2015	Senior Vice President of Fund Compliance, FS Investments (since 2014); and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)
Form N-Q Filings
Each Feeder Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Feeder Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Each Feeder Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Each Feeder Fund invests substantially all of its assets in the Fund. All investments in portfolio companies are made at the Fund level. Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Board Approval of Continuation of Investment Advisory Agreement and Initial Approval of New Investment Advisory Agreement
At a meeting of the Fund’s board of trustees, or the Fund Board, held on December 10, 2018, the Fund Board, including a majority of the Independent Trustees, re-approved the Advisory Agreement with FS Global Advisor and approved for an initial two-year period, a new investment advisory agreement between the Fund and FS Global Advisor, or the New Advisory Agreement, and together with the Advisory Agreement, the Advisory Agreements, each as being in the best interests of the Fund and its
38

shareholders. In approving the Advisory Agreements, the Fund Board considered information furnished and discussed throughout the year at Fund Board meetings and executive sessions with management and counsel, including information specifically provided for in response to requests for information from the Independent Trustees and their independent legal counsel.
In their deliberations, the Fund Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Global Advisor; the past performance of the Fund compared to relevant indices and peer funds; the fees and expenses of the Fund and the Feeder Funds compared to those of other registered investment companies that FS Global Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria; and the profitability of FS Global Advisor. The Fund Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Global Advisor (and its affiliates) as a result of its relationships with the Fund and the Feeder Funds. In addition to evaluating, among other things, the written information provided by FS Global Advisor, the Fund Board also considered the answers to questions posed by the Fund Board to representatives of FS Global Advisor at various meetings.
The Fund Board noted that the New Advisory Agreement would lower the quarterly hurdle rate used in calculating the incentive fee from 2.25% per quarter (or an annualized hurdle rate of 9.00%) to 1.50% per quarter (or an annualized hurdle rate of 6.00%), or the Hurdle Amendment. The Fund Board considered the Hurdle Amendment together with the New Advisory Agreement’s other proposed fee changes: (i) a reduction in the base management fee from 2.00% to 1.50% of the Fund’s average daily gross assets, and (ii) a reduction in the incentive fee from 20% to 10% of the Fund’s pre-incentive fee net investment income.
The Fund Board noted that, under the New Advisory Agreement and the Hurdle Amendment, the Adviser may be eligible to receive an incentive fee for pre-incentive fee net investment income earlier than it would have under the investment advisory agreement. However, the Fund Board noted that the lower hurdle rate better aligns the Fund and FS Global Advisor’s interests by removing disincentives for FS Global Advisor, where market conditions warrant it (for instance where higher leverage levels, lower required equity contributions and tighter pricing exists), from seeking to invest in senior assets with lower absolute, yet potentially higher risk-adjusted returns, due to a lower probability of defaults when compared to higher yielding junior assets. The Fund Board noted the desirability of setting the correct parameters to evaluate risk and best align the interests of the Fund, including the Feeder Funds, and the interests of FS Global Advisor.
The Fund Board also noted that, based on a presentation by FS Global Advisor, the New Advisory Agreement’s proposed fee structure was in line with certain of its peer group. The Fund Board noted that better aligning the interests of the Fund, including the Feeder Funds, and FS Global Advisor may assist FS Global Advisor to retain and compete for skilled investment professionals. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.
Based on their review, the Independent Trustees and the Fund Board concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Advisory Agreement and approve the New Advisory Agreement for an initial period of two years. In their deliberations, the Fund Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Fund Board’s determinations are discussed below.
Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by FS Global Advisor as sole investment adviser to the Fund, the Fund Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of FS Global Advisor, focusing specifically on the background and capabilities of the advisory team, including the significant number of new advisory team members added over the course of the last six months. The Fund Board recognized the significant investment of time, capital and human resources provided by the FS Investments that has resulted in the successful operation of the Fund and FS Global Advisor’s general success in managing the Fund. The Fund Board also considered the administrative services FS Global Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services.
39

The Fund Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by FS Global Advisor, the expertise and capabilities of FS Global Advisor’s personnel, FS Global Advisor’s financial strength and its efforts to support the management of the Fund going forward.
Review of Performance. The Fund Board and the Independent Trustees considered the Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Fund invests as well as a custom benchmark index, previously requested by the Fund Board. The Board and the Independent Trustees noted that the Fund has outperformed most indices, peers and benchmarks for the year-to-date period ended September 20, 2018, which the Independent Trustees felt was notable, considering the internalization of certain advisory functions of FS Global Advisor since the beginning of 2018.
Costs of Services Provided and Profits Realized. The Fund Board considered the management and incentive fees existing under the investment advisory agreement, and the proposed management, incentive fees and hurdle rate under the New Agreement (together, the “Advisory Fees”) and the Feeder Funds’ net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Trustees considered that the Fund’s fees were generally comparable with the peer group funds. The Fund Board noted factors driving higher gross expense levels, including the heightened regulatory, compliance and operational requirements for a master-feeder, non-traded, continuously-offered, closed-end investment Feeder Fund as compared to those of publicly-traded investment companies, the investment advisory fees applicable to each, the use of leverage and the event driven and special situations investment strategies employed by the Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds.
The Fund Board reviewed the profitability information provided by FS Global Advisor and its methodology for determining profitability, as well as the potential for economies of scale. The Fund Board determined that the Advisory Fees, proposed expense ratios and profitability were reasonable in relation to the services to be rendered to the Fund by FS Global Advisor. The Fund Board also considered that the potential for economies of scale are less likely to be significant given the Fund’s structure and focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which requires considerable resources. The Fund Board also considered FS Global Advisor’s commitment to monitor economies of scale on an ongoing basis.
Other Benefits. The Fund Board considered other benefits that may accrue to FS Global Advisor and its affiliates from their relationships with the Feeder Fund, including that FS Global Advisor may potentially benefit from the success of the Fund, which could attract other business to FS Global Advisor.
Overall Conclusions. Based on all of the information considered and the conclusions reached, the Fund Board determined that the terms of the Advisory Agreements are fair and reasonable and that the approval of the Advisory Agreements are in the best interests of the Fund. The Fund Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional year and the New Agreement for an initial two-year period.
Distribution Reinvestment Plan
The Feeder Fund has adopted an “opt in” distribution reinvestment plan pursuant to which the Feeder Fund’s shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the Feeder Fund. Participants in the Feeder Fund’s distribution reinvestment plan are free to elect to participate or terminate participation in the distribution reinvestment plan within a reasonable time as specified in the distribution reinvestment plan. If a shareholder does not elect to participate in the Feeder Fund’s distribution reinvestment plan, the shareholder will automatically receive any distributions the Feeder Fund declares in cash. For example, if the Board authorizes, and the Feeder Fund declares, a cash distribution, then if a shareholder has “opted in” to the Feeder Fund’s distribution reinvestment plan, the shareholder will have the cash distribution reinvested in additional common shares of
40

the Feeder Fund, rather than receiving the cash distribution. The Feeder Fund expects to issue common shares pursuant to the distribution reinvestment plan on the distribution payment date at a price equal to the NAV per common share of the Feeder Fund’s common shares on such distribution payment date. Common shares issued pursuant to the distribution reinvestment plan will have the same voting rights as common shares offered in the Feeder Fund’s continuous public offering.
If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Feeder Fund’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the distribution reinvestment plan and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the distribution reinvestment plan by notifying their broker or other financial intermediary of their election.
The Feeder Fund uses newly issued common shares under the distribution reinvestment plan. The number of common shares the Feeder Fund issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the Feeder Fund’s NAV per common share on the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the distribution reinvestment plan. The Feeder Fund pays the plan administrator’s fees under the distribution reinvestment plan. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same U.S. federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from the Feeder Fund will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.
The Feeder Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. A shareholder may terminate their account under the distribution reinvestment plan by calling the plan administrator at 877-628-8575. All correspondence concerning the distribution reinvestment plan should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the distribution reinvestment plan by request to the plan administrator or by contacting the Feeder Fund.
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Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–ADV and FS Global Credit Opportunities Fund–T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com	AN18-GCO-FEED
© 2019 FS Investments	DFS FE19

Annual report 2018

Finding value to generate income and growth

FS Global Credit

Opportunities Fund

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Global Credit Opportunities Fund’s (the “Fund”), FS Global Credit Opportunities Fund–A’s (“Fund–A”), FS Global Credit Opportunities Fund–D’s (“Fund–D”), FS Global Credit Opportunities Fund–T’s (“Fund–T”), FS Global Credit Opportunities Fund–ADV’s (“Fund–ADV”) and FS Global Credit Opportunities Fund–T2’s (“Fund–T2” and, collectively with Fund–A, Fund–D, Fund–T and Fund–ADV, the “Feeder Funds” and, collectively with the Fund, the “Funds”), shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Funds electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or directly with the Funds.

Michael Forman President & Chief Executive Officer FS Global Credit Opportunities Fund

Fellow Shareholder,

Last year marked an important milestone in our ongoing efforts to drive value for FS Global Credit Opportunities Fund’s (FSGCO, or the Fund) shareholders. During the second quarter, FS Global Advisor (the Adviser) assumed sole management of FSGCO with a focus on increasing the Fund’s allocation to high-conviction investments, growing net asset value (NAV), reducing portfolio volatility and improving distribution coverage over time.

Recognizing that there is still more work to be done, we believe our internal credit investment team made significant strides in accomplishing these goals in 2018. Since assuming all operational and investment management functions of FSGCO, the Adviser has focused on three key areas:

•	First, the Fund made significant progress toward its goal of rotating the portfolio out of investments that we believe have limited upside or are highly correlated to the broader high yield market and redeploying that capital into investments we believe offer the potential for strong returns and limited downside risk. We look for situations where yield premiums exist due to complexity, illiquidity or as a result of corporate events as opposed to elevated risk of loss.

•	Second, FSGCO focused on stabilizing and improving its distribution coverage. We expect the continued rotation of the portfolio into high-conviction investments and the optimization of FSGCO’s borrowing facilities will help to improve distribution coverage over time.

•	Finally, FSGCO made meaningful progress toward optimizing its capital structure. In 2018, the Fund closed on $200 million in term preferred shares. The financing provides the Fund with long-term capital and helps to better match the duration of the Fund’s assets and liabilities.

Market review

U.S. equity and commodity price volatility negatively impacted the leveraged credit markets in the second half of 2018 as a mix of trade-related and global growth concerns had investors seeking safety in U.S. Treasuries. Higher-yielding areas of the market underperformed their higher-quality peers during the final quarter of the year. Both high yield bond mutual funds and bank loan mutual funds registered record outflows in the fourth quarter of 2018, helping to push high yield bond and senior secured loan prices to 2.5-year lows the last week of December.1,2

High yield bonds returned -2.3% for all of 2018 after registering a modestly positive return during the first half of the year.1 Senior secured loans posted a gain of 0.4% for all of 2018 after a decisively negative fourth quarter erased most of the gains achieved through the first nine months of the year.2

Against the backdrop of stable corporate fundamentals and evolving interest rate concerns, investor demand for higher-yielding corporate credit improved through the first three quarters of the year, only to reverse course during the fourth quarter as risk aversion sapped demand for lower-rated investments. In total, CCC rated high yield bonds and CCC rated senior secured loans returned -4.2% and 2.4%, respectively, during 2018.3,4

FSGCO’s feeder funds outperformed high yield bonds

and senior secured loans in 2018.1,2,5

Performance review

By focusing on select opportunities, such as event-driven opportunities, special situations and market-price inefficiencies, we aim to build a portfolio that offers the potential for higher total returns, comprised of both income and growth, compared to traditional investment strategies.

The feeder funds’ total returns outperformed high yield bonds, senior secured loans, CCC rated high yield bonds and CCC rated senior secured loans during 2018.1,2,3,4,5,6

2018 SHAREHOLDER RETURNS6

FSGCO-A	7.9%
FSGCO-D	7.9%
FSGCO-T	6.9%
FSGCO-ADV	7.3%
FSGCO-T2	6.3%
High yield bonds[1]	-2.3%
Senior secured loans[2]	0.4%

Investment activity during the year focused on reducing high-beta investments and redirecting the portfolio to investments whose returns are driven by idiosyncratic events in order to provide a differentiated way to deliver growth and income to our investors. Additionally, the team concentrated on reducing the number of portfolio holdings to create a higher-conviction portfolio.

During 2018, FSGCO continued to concentrate on investing at the top of the corporate capital structure. As of December 31, 2018, approximately 40% of the portfolio consisted of first-lien senior secured debt, up from 26% as of December 31, 2017. Concurrently, the allocation to unsecured bonds and equity/other declined to 20% and 7%, respectively, as of December 31, 2018, from 29% and 10%, respectively, as of December 31, 2017.

Amid tight and volatile high yield bond and senior secured loan markets, we believe our strategy of focusing on idiosyncratic, value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns. Our goal is to deliver higher total returns than traditional credit strategies with less market beta to generate value for our shareholders.

We will continue to seek out investments where yield premiums exist due to complexity, illiquidity or as a result of corporate events as opposed to elevated risk of loss. Meanwhile, we will continue to monetize the remaining investments in our portfolio that don’t meet our standards.

Thank you for your continued support and trust in us.

Sincerely,

Michael Forman

President & Chief Executive Officer

FS Global Credit Opportunities Fund

1	ICE BofAML U.S. High Yield Master II Index.
2	S&P/LSTA Leveraged Loan Index.
3	ICE BofAML U.S. High Yield CCC Rated or Below Index.
4	S&P/LSTA Leveraged Loan CCC Only Index.
5	FS Global Credit Opportunities Fund’s feeder funds described herein are FS Global Credit Opportunities Fund–A (FSGCO–A or Fund–A), FS Global Credit Opportunities Fund–D (FSGCO–D or Fund–D), FS Global Credit Opportunities Fund–T (FSGCO–T or Fund–T), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV or Fund–ADV) and FS Global Credit Opportunities Fund–T2 (FSGCO–T2 or Fund–T2).
6	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the feeder fund at the feeder fund’s NAV per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of the feeder fund’s common shares. The payment of future distributions on Fund–A’s, Fund–D’s, Fund–T’s, Fund–ADV’s and Fund–T2’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSGCO portfolio highlights
As of December 31, 2018 (unless otherwise noted)

Senior secured debt represented 71% of the Fund’s portfolio.

Portfolio composition
Senior secured loans — 1st lien	40%
Senior secured loans — 2nd lien	14%
Senior secured bonds	17%
Subordinated debt	20%
Collateralized securities	2%
Equity/other	7%
Industry classification (by fair value)
Energy	18%
Software & Services	16%
Capital Goods	9%
Consumer Services	8%
Diversified Financials	7%
Materials	7%
Retailing	7%
Health Care Equipment & Services	4%
Insurance	4%
Media	4%
Technology Hardware & Equipment	4%
Transportation	3%
Consumer Durables & Apparel	2%
Household & Personal Products	2%
Real Estate	2%
Telecommunication Services	2%
Food & Staples Retailing	1%

FSGCO Officers + Trustees

Officers

Michael Forman	Stephen S. Sypherd
President & Chief Executive Officer	Vice President, Treasurer & Secretary

Edward T. Gallivan, Jr.	James F. Volk
Chief Financial Officer	Chief Compliance Officer

Board of Trustees

Michael Forman	Philip E. Hughes, Jr.
Chairman	Trustee
Chairman & Chief Executive Officer	Vice-Chairman
FS Investments	Keystone Industries

Walter W. Buckley, III	Oliver C. Mitchell, Jr.
Trustee	Trustee
Chairman & Chief Executive Officer	Attorney & Consultant
Actua Corporation
Charles P. Pizzi
David L. Cohen	Trustee
Trustee	Retired President, Director
Senior Executive Vice President	& Chief Executive Officer
Comcast Corporation	Tasty Baking Company

Barbara J. Fouss
Trustee
Former Director of Strategic Initiatives & Chief Credit Policy Officer Sun National Bank

FS Global Credit Opportunities Fund
Annual Report for the Year Ended December 31, 2018
i

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of FS Global Credit Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of FS Global Credit Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2018, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2018, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as auditor of one or more FS Investments investment companies since 2013.
Philadelphia, Pennsylvania
March 1, 2019

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments
As of December 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—49.9%
Acosta, Inc.	(p)	Media	L+325	1.0%	9/26/21	$10,972	$8,558	$6,740
Aspect Software, Inc.	(t)(u)	Software & Services	L+1050	1.0%	5/25/20	6,870	6,791	5,118
Aspect Software, Inc.	(t)(u)	Software & Services	L+400, 650 PIK (650 Max PIK)	1.0%	5/25/20	9,407	9,380	7,008
BCP Raptor II, LLC	(f)	Energy	L+475		11/3/25	25,000	24,577	23,313
Brazos Delaware II, LLC	(e)	Energy	L+400		5/21/25	13,795	13,730	12,703
Casablanca US Holdings Inc.	(e)	Consumer Services	L+400		3/29/24	45,618	45,193	43,337
CCS-CMGC Holdings, Inc.		Health Care Equipment & Services	L+550		10/1/25	20,000	19,805	19,500
CLP Issuer, LLC	(t)	Diversified Financials	L+1000	1.0%	4/28/21	18,000	18,000	18,180
CLP Issuer, LLC	(g)(t)	Diversified Financials	L+1000	1.0%	4/28/21	18,000	18,000	18,180
Commercial Barge Line Co.	(e)	Transportation	L+875	1.0%	11/12/20	24,988	23,888	18,141
Communications Sales & Leasing, Inc.	(f)	Real Estate	L+300	1.0%	10/24/22	17,954	16,459	16,308
Diamond Resorts International, Inc.	(e)	Consumer Services	L+375	1.0%	9/2/23	12,762	12,415	11,932
Diebold Nixdorf, Inc.	(e)	Technology Hardware & Equipment	L+275		11/6/23	12,317	10,752	10,469
Diebold Nixdorf, Inc.		Technology Hardware & Equipment	L+925		8/30/22	9,875	9,875	10,196
Fairway Group Acquisition Co.	(i)(p)(t)(u)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	4,751	4,193	624
Fairway Group Acquisition Co.	(t)(u)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	7,433	7,433	7,219
Fairway Group Acquisition Co.	(t)(u)	Food & Staples Retailing	L+400, 1,100 PIK (1,100 Max PIK)		8/28/23	514	507	514
Fairway Group Acquisition Co.	(g)(t)(u)	Food & Staples Retailing	L+400, 1,100 PIK (1,100 Max PIK)		8/28/23	1,101	1,101	1,101
Fairway Group Acquisition Co.	(t)(u)	Food & Staples Retailing	L+400, 1,100 PIK (1,100 Max PIK)		8/28/23	2,588	2,433	2,588
Getty Images, Inc.	(e)(f)	Media	L+350	1.3%	10/18/19	44,530	41,654	43,458
ION Trading Finance Ltd.	(e)	Diversified Financials	L+400	1.0%	11/21/24	17,761	17,719	16,828
J. Crew Group, Inc.		Retailing	L+322	1.0%	3/5/21	29,503	19,939	23,389
JC Penney Corp., Inc.	(e)	Retailing	L+425	1.0%	6/23/23	43,809	40,643	37,610
Kronos Acquisition Holdings Inc.	(f)	Household & Personal Products	L+400		5/15/23	2,479	2,342	2,346
LD Intermediate Holdings, Inc.	(e)	Software & Services	L+588	1.0%	12/9/22	28,500	26,573	25,864
LifeScan Global Corp.	(e)(f)	Health Care Equipment & Services	L+600		10/1/24	34,000	32,517	32,215
Mavenir Systems, Inc.	(e)	Software & Services	L+600	1.0%	5/8/25	26,865	26,362	26,781
McDermott Technology Americas Inc.	(f)	Capital Goods	L+500	1.0%	5/10/25	3,000	2,888	2,809
Monitronics International, Inc.	(e)(f)	Consumer Services	L+550	1.0%	9/30/22	50,130	49,073	44,961
See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Origami Owl, LLC	(i)(p)(t)	Consumer Durables & Apparel	L+700, 50 PIK (50 Max PIK)	2.5%	12/5/19		$26,699	$21,167	$2,371
Origami Owl, LLC	(i)(p)(t)	Consumer Durables & Apparel	L+700, 50 PIK (50 Max PIK)	2.5%	12/5/19		2,811	2,243	250
O&M Halyard, Inc.	(f)	Health Care Equipment & Services	L+450		4/30/25		10,921	8,309	8,491
P.F. Chang’s China Bistro, Inc.		Consumer Services	L+500	1.0%	9/1/22		14,813	14,465	14,416
Peninsula Pacific Entertainment, LLC		Consumer Services	L+725		11/13/24		9,000	8,956	8,955
Peninsula Pacific Entertainment, LLC	(g)	Consumer Services	L+725		11/13/24		1,000	995	995
Pioneer Energy Services Corp.	(f)	Energy	L+775		11/8/22		17,000	16,915	16,915
Propulsion Acquisition, LLC		Capital Goods	L+600	1.0%	7/13/21		17,521	16,902	17,346
Quest Software US Holdings Inc.	(e)	Software & Services	L+425		5/16/25		36,500	36,330	35,405
RentPath, LLC		Media	L+475	1.0%	12/17/21		997	831	805
Salt Creek Aggregator HoldCo, LLC	(t)	Energy	L+550		10/31/22		30,000	29,710	29,063
Sheridan Investment Partners I, LLC	(e)	Energy	L+350	0.8%	10/1/19		23,326	21,645	20,760
Sheridan Production Partners I-A, L.P.	(e)	Energy	L+350	0.8%	10/1/19		3,092	2,869	2,752
Sheridan Production Partners I-M, L.P.	(e)	Energy	L+350	0.8%	10/1/19		1,888	1,751	1,680
Staples Canada, ULC	(t)	Retailing	L+700	1.0%	9/12/24	C$	25,274	20,234	18,522
STL Parent Corp.		Capital Goods	L+700		12/5/22		$20,000	19,309	19,400
SunGard Availability Services Capital, Inc.		Software & Services	L+1000	1.0%	10/1/22		5,769	5,526	5,599
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+700	1.0%	9/30/21		24,319	24,153	20,768
Westbridge Technologies, Inc.	(e)	Technology Hardware & Equipment	L+850	1.0%	4/28/23		40,059	39,557	40,159
Windstream Services, LLC	(e)	Telecommunication Services	L+400	0.8%	3/29/21		20,015	19,393	17,963
Total Senior Secured Loans—First Lien								824,060	772,047
Unfunded Loan Commitments								(20,096)	(20,096)
Net Senior Secured Loans—First Lien								803,964	751,951
Senior Secured Loans—Second Lien—17.2%
American Bath Group, LLC		Capital Goods	L+975	1.0%	9/30/24		60,000	57,971	59,700
Fairway Group Acquisition Co.	(i)(p)(t)(u)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24		4,220	3,679	—
Gigamon, Inc.	(e)	Software & Services	L+850	1.0%	12/26/25		50,000	49,179	50,500
Ivanti Software, Inc.	(e)	Software & Services	L+900	1.0%	1/20/25		20,000	19,759	19,200
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23		27,300	27,174	26,754
LifeScan Global Corp.	(e)	Health Care Equipment & Services	L+950		10/1/25		5,000	4,704	4,650
MLN US Holdco LLC	(e)	Telecommunication Services	L+875		11/30/26		22,500	21,665	22,031
NGS US Finco, LLC		Energy	L+850	1.0%	4/1/26		30,000	29,559	30,375
UFC Holdings, LLC	(e)	Media	L+750	1.0%	8/18/24		25,000	24,817	24,844
See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Virtus Partners Holdings, LLC	(t)	Software & Services	4.0%, 8.0% PIK (8.0% Max PIK)		11/17/22	$20,156	$19,770	$20,231
Total Senior Secured Loans—Second Lien							258,277	258,285
Senior Secured Bonds—20.8%
Ardonagh Midco 3 PLC	(n)(o)	Diversified Financials	8.6%		7/15/23	$20,010	17,898	17,058
CITGO Petroleum Corp.	(n)(o)	Energy	10.8%		2/15/20	43,960	44,221	44,867
CSVC Acquisition Corp.	(m)(n)(o)	Diversified Financials	7.8%		6/15/25	40,272	36,082	30,456
Diamond Resorts International, Inc.	(n)(o)	Consumer Services	7.8%		9/1/23	1,630	1,600	1,573
Gogo Intermediate Holdings LLC	(n)(o)	Software & Services	12.5%		7/1/22	73,400	75,538	78,935
J. Crew Brand, LLC	(n)(o)	Retailing	13.0%		9/15/21	33,259	33,054	37,749
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	30,000	30,000	29,925
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.0%		7/15/22	20,173	20,317	17,601
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.5%		7/15/24	29,853	31,359	24,927
Navios Logistics Finance, Inc.	(n)(o)	Transportation	7.3%		5/1/22	33,000	31,050	30,121
Total Senior Secured Bonds							321,119	313,212
Subordinated Debt—25.3%
Ascent Resources Utica Holdings, LLC	(n)(o)	Energy	10.0%		4/1/22	9,538	9,538	9,762
Avantor, Inc.	(f)(n)(o)	Materials	9.0%		10/1/25	42,671	42,745	42,698
CIS General Insurance Ltd.	(o)	Insurance	12.0%		5/8/25	£55,200	81,601	78,538
Diamond Resorts International, Inc.	(n)(o)	Consumer Services	10.8%		9/1/24	$31,219	30,309	28,178
Eclipse Resources Corp.	(f)(m)(o)	Energy	8.9%		7/15/23	28,105	26,875	24,135
Enviva Partners, LP	(m)(o)	Energy	8.5%		11/1/21	73,300	75,758	75,516
Extraction Oil & Gas, Inc.	(n)(o)	Energy	7.4%		5/15/24	14,636	14,020	12,368
iHeartCommunications, Inc.	(i)(o)(p)	Media	7.3%		10/15/27	3,467	1,474	721
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	9.0%		8/15/23	48,550	45,205	37,942
PriSo Acquisition Corp.	(n)(o)	Capital Goods	9.0%		5/15/23	36,867	36,639	37,673
SunGard Availability Services Capital, Inc.	(n)(o)	Software & Services	8.8%		4/1/22	37,860	28,844	8,485
Uniti Group LP	(n)(o)	Real Estate	7.1%		12/15/24	16,000	14,776	13,270
Uniti Group LP	(o)	Real Estate	8.3%		10/15/23	14,000	13,399	12,241
Total Subordinated Debt							421,183	381,527
Collateralized Securities—2.8%
Deutsche Bank AG Frankfurt (CRAFT 2016-1)	(m)(n)(t)	Diversified Financials	8.8%		1/28/24	7,101	6,899	7,083
Deutsche Bank AG Frankfurt (CRAFT 2017-1)	(m)(n)(t)	Diversified Financials	14.4%		10/20/26	35,000	34,795	34,913
Total Collateralized Securities							41,694	41,996

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares/ Contracts	Cost	Fair Value(d)
Equity/Other—8.6%
Aspect Software Parent, Inc., Common Equity	(i)(t)(u)	Software & Services		79,006	$39,206	$—
Avantor, Inc., Warrants, 11/21/2024	(i)(t)	Materials		39,135	2,752	3,095
Avantor, Inc., Preferred Equity	(m)(n)(t)	Materials	12.5% PIK (12.5% Max PIK)	62,353	57,886	61,231
Avaya Inc., Common Equity	(i)(o)	Technology Hardware & Equipment		1,007,112	19,562	14,663
Chinos Holdings, Inc., Series A Preferred Equity	(m)(n)(t)	Retailing	5.0%, 2.0% PIK (2.0% Max PIK)	18,103	5,684	11,280
Chinos Holdings, Inc., Common Equity	(i)(t)	Retailing		1,568,652	172	1,961
Enviva Partners, LP, Common Equity	(f)(m)	Energy		518,942	8,510	14,401
Fairway Group Holdings Corp., Common Equity	(i)(t)(u)	Food & Staples Retailing		76,517	2,458	—
Northern Oil and Gas, Inc., Put Option, Strike: $1.50	(i)(m)(s)	Energy		15,000	276	274
Northern Oil and Gas, Inc., Put Option, Strike: $2.00	(i)(m)(r)	Energy		15,000	180	351
Northern Oil and Gas, Inc., Common Equity	(i)(m)(n)	Energy		3,057,559	10,549	6,910
Northern Oil and Gas, Inc., Warrants, 4/30/2019	(i)(t)	Energy		1	1,930	3,241
Ridgeback Resources Inc., Common Equity	(i)(t)	Energy		1,960,162	12,044	9,696
Selecta Group B.V., Contingent Value Notes	(h)(i)	Retailing		7	3	2
Selecta Group B.V., Warrants, 6/20/2020	(h)(i)	Retailing		98	2	2
TE Holdings, LLC, Preferred Equity		Energy	8.0% PIK (8.0% Max PIK)	216,711	2,164	650
TE Holdings, LLC, Common Equity	(i)(q)	Energy		326,925	2,779	204
White Star Petroleum Holdings, LLC, Common Equity	(i)(q)(t)	Energy		2,969,914	2,524	965
Total Equity/Other					168,681	128,926
TOTAL INVESTMENTS—124.6%					$2,014,918	1,875,897
Credit Facilities Payable—(20.7)%						(312,133)
Term Preferred Shares, at Liquidation Value, Net—(13.2)%						(198,502)
Other Assets in Excess of Liabilities—9.3%	(j)					140,711
NET ASSETS—100.0%						$1,505,973

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2018
(in thousands, except share amounts)

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(4.8)%
iShares iBoxx $ High Yield Corporate Bond ETF	(i)(m)	Diversified Financials	(391,491)	$(32,424)	$(31,750)
SPDR S&P 500 ETF	(i)(m)	Diversified Financials	(160,000)	(39,133)	(39,987)
Total Investments Sold Short				$(71,557)	$(71,737)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	1/22/19	USD	31,201	CAD	42,000	$406
JPMorgan Chase Bank, N.A.	1/22/19	USD	78,605	GBP	62,000	(584)
						$(178)

CAD—Canadian Dollar.
GBP—British Pound.
USD—U.S. Dollar.
See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2018
(in thousands, except share amounts)

Centrally Cleared Credit Default Swaps on Corporate Issues—Buy Protection(t)
Reference Entity	Counterparty	Implied Credit Spread at December 31, 2018(k)	Industry	Fixed Deal Pay Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
High Yield ETF CDS	JPMorgan Chase Bank, N.A.	4.5%	Diversified Financials	5.0%	12/20/23	$(40,000)	$(808)	$(223)	$(585)
Frontier Communications Corp.	JPMorgan Chase Bank, N.A.	16.6%	Telecommunication Services	5.0%	3/20/19	$(5,000)	121	172	(51)
							$(687)	$(51)	$(636)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection(t)
Reference Entity	Counterparty	Implied Credit Spread at December 31, 2018(k)	Industry	Fixed Deal Receive Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Frontier Communications Corp.	JPMorgan Chase Bank, N.A.	19.8%	Telecommunication Services	5.0%	6/20/20	$8,000	$(1,376)	$(882)	$(494)
Frontier Communications Corp.	JPMorgan Chase Bank, N.A.	19.6%	Telecommunication Services	5.0%	12/20/20	$43,000	(9,312)	(5,157)	(4,155)
							$(10,688)	$(6,039)	$(4,649)

C$—Canadian Dollar.
£—British Pound.
(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, the three-month London Interbank Offered Rate (“L”) was 2.81%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment.

(c)
Denominated in U.S. dollars, unless otherwise noted.

(d)
Fair value is determined by the Fund’s board of trustees (see Note 8).

(e)
Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)
Position or portion thereof unsettled as of December 31, 2018.

(g)
Security is an unfunded loan commitment.

(h)
Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)
Security is non-income producing.

(j)
Includes the effect of investments sold short, forward foreign currency exchange contracts and credit default swap positions.

(k)
Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2018
(in thousands, except share amounts)

(l)
The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)
Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $618,095, which represents approximately 41.0% of net assets as of December 31, 2018. As of December 31, 2018, the Fund held one restricted security as to resale, Northern Oil and Gas, Inc., Common Equity, which the Fund had acquired on July 17, 2018 at a cost of  $10,549. Total market value of the restricted security amounts to $6,910, which represents approximately 0.5% of net assets as of December 31, 2018.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)
Security was on non-accrual status as of December 31, 2018.

(q)
Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)
Options expire on March 15, 2019.

(s)
Options expire on June 21, 2019.

(t)
Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2018
(in thousands, except share amounts)

(u)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of a portfolio company. As of December 31, 2018, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to such portfolio companies for the year ended December 31, 2018:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Aspect Software, Inc.	$3,559	$—	$(3,559)	$—	$—	$—	$208	$—	$—
Aspect Software, Inc.	6,395	136	(259)	—	(1,154)	5,118	664	136	205
Aspect Software, Inc.	(1,296)	1,296	(1,296)	—	1,296	—	18	—	—
Aspect Software, Inc.	—	9,543	(163)	—	(2,372)	7,008	306	212	—
Aspect Software, Inc.	—	391	(394)	3	—	—	5	—	—
Fairway Group Acquisition Co.	—	8,386	(4,193)	—	(3,569)	624	—	—	—
Fairway Group Acquisition Co.	—	14,573	(7,140)	—	(214)	7,219	3	839	—
Fairway Group Acquisition Co.(4)	—	507	—	—	7	514	(74)	112	96
Fairway Group Acquisition Co.	—	2,547	(114)	—	155	2,588	132	—	—
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	7,358	(3,679)	—	(3,679)	—	—	—	—
Equity/Other
Aspect Software Parent, Inc., Common Equity	—	—	—	—	—	—	—	—	—
Fairway Group Holdings Corp., Common Equity	—	2,458	—	—	(2,458)	—	—	—	—
Total	$8,658	$47,195	$(20,797)	$3	$(11,988)	$23,071	$1,262	$1,299	$301

(1)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange or restructuring of one or more existing securities for one or more new securities.

(2)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange or restructuring of one or more existing securities for one or more new securities.

(3)
Interest, PIK and fee income are presented for the full year ended December 31, 2018.

(4)
Security includes a partially unfunded commitment with amortized cost of  $1,101 and fair value of  $1,101.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

December 31, 2018
Assets
Investments, at fair value—unaffiliated (amortized cost—$1,938,838)	$1,852,826
Investments, at fair value—affiliated (amortized cost—$76,080)	23,071
Cash	267,444
Foreign currency (cost—$2,945)	2,876
Interest receivable	26,618
Collateral held at broker	64,153
Receivable for investments sold and repaid	45,291
Receivable on credit default swaps	85
Unamortized swap premiums paid	172
Unrealized appreciation on forward foreign currency exchange contracts	406
Deferred financing costs	51
Total assets	$2,282,993
Liabilities
Payable for investments purchased	$169,128
Credit facilities payable(1)	312,133
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $956 and $542, respectively)(1)	198,502
Investments sold short, at fair value (proceeds—$71,557)	71,737
Interest expense payable	2,237
Shareholder distributions payable	43
Management fees payable	8,581
Unamortized swap premiums received	6,262
Administrative services expense payable	283
Accounting and administrative fees payable	316
Professional fees payable	230
Trustees’ fees payable	226
Unrealized depreciation on credit default swaps	5,285
Unrealized depreciation on forward foreign currency exchange contracts	584
Other accrued expenses and liabilities	1,473
Total liabilities	$777,020
Net assets	$1,505,973
Commitments and contingencies ($10,108)(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 198,727,405 shares issued and outstanding	$199
Capital in excess of par value	1,688,399
Accumulated earnings (deficit)	(182,625)
Net assets	$1,505,973
Net asset value per common share at year end	$7.58

(1)
See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.

(2)
See Note 11 for a discussion of the Fund’s commitments and contingencies. See the consolidated schedule of investments for securities that are unfunded loan commitments, and not included in commitments and contingencies.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statement of Operations
(in thousands)

Year Ended December 31, 2018
Investment income
Interest income—unaffiliated	$178,801
Interest income—affiliated	1,262
Paid-in-kind interest income—unaffiliated	8,043
Paid-in-kind interest income—affiliated	1,299
Dividend income—unaffiliated	7,050
Fee income—unaffiliated	5,270
Fee income—affiliated	301
Total investment income	202,026
Operating expenses
Management fees(1)	44,640
Administrative services expenses	2,153
Accounting and administrative fees	1,514
Interest expense	20,557
Dividend expense on investments sold short	2,963
Professional fees	1,217
Trustees’ fees	993
Other general and administrative expenses	1,868
Total operating expenses	75,905
Less: Management fee waiver(1)	(11,160)
Net operating expenses	64,745
Net investment income before taxes	137,281
Excise taxes	1,000
Net investment income	136,281
Realized and unrealized gain/loss
Net realized gain (loss) on investments—unaffiliated	24,106
Net realized gain (loss) on investments—affiliated	3
Net realized gain (loss) on credit default swaps	4,428
Net realized gain (loss) on options written	9
Net realized gain (loss) on investments sold short	365
Net realized gain (loss) on forward foreign currency exchange contracts	8,555
Net realized gain (loss) on foreign currency	2,530
Net change in unrealized appreciation (depreciation) on investments—unaffiliated	(55,318)
Net change in unrealized appreciation (depreciation) on investments—affiliated	(11,988)
Net change in unrealized appreciation (depreciation) on credit default swaps	(7,273)
Net change in unrealized appreciation (depreciation) on investments sold short	22,573
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,505
Net change in unrealized gain (loss) on foreign currency	(4,543)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(14,048)
Net increase (decrease) in net assets resulting from operations	$122,233

(1)
See Note 4 for a discussion of the waiver by FS Global Advisor, LLC, the Fund’s investment adviser, of certain management fees to which it was otherwise entitled during the year ended December 31, 2018.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended December 31,
	2018	2017(1)
Operations
Net investment income	$136,281	$150,320
Net realized gain (loss)	39,996	30,253
Net change in unrealized appreciation (depreciation) on investments	(67,306)	(114,693	)
Net change in unrealized appreciation (depreciation) on credit default swaps	(7,273)	1,908
Net change in unrealized appreciation (depreciation) on investments sold short	22,573	(22,753	)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,505	(4,123	)
Net change in unrealized gain (loss) on foreign currency	(4,543)	480
Net increase (decrease) in net assets resulting from operations	122,233	41,392
Shareholder distributions(2)
Distributions to shareholders	(109,031)	(153,970	)
Net decrease in net assets resulting from shareholder distributions	(109,031)	(153,970	)
Capital share transactions(3)
Issuance of common shares	52,131	279,931
Repurchases of common shares	(83,372)	(54,014	)
Net increase (decrease) in net assets resulting from capital share transactions	(31,241)	225,917
Total increase (decrease) in net assets	(18,039)	113,339
Net assets at beginning of year	1,524,012	1,410,673
Net assets at end of year	$1,505,973	$1,524,012

(1)
The presentation as of December 31, 2017 of distributions to shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X. As of December 31, 2017, the Fund had accumulated net investment loss of  $2,700.

(2)
See Note 5 for a discussion of the sources of distributions declared by the Fund.

(3)
See Note 3 for a discussion of transactions with respect to the Fund’s common shares.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statement of Cash Flows
(in thousands)

Year Ended December 31, 2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$122,233
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,372,109)
Paid-in-kind interest	(9,342)
Proceeds from sales and repayments of investments	1,460,004
Purchases to cover investments sold short	(177,724)
Proceeds from investments sold short	211,901
Premiums paid on credit default swaps—buy, net	577
Premiums received on credit default swaps—sell, net	6,262
Repurchase agreement repaid	(11,086)
Premiums received on options written	8,209
Premiums received on exit of options written	(8,200)
Net realized (gain) loss on investments	(24,109)
Net realized (gain) loss on options written	(9)
Net realized (gain) loss on investments sold short	(365)
Net change in unrealized (appreciation) depreciation on investments	67,306
Net change in unrealized (appreciation) depreciation on credit default swaps	7,273
Net change in unrealized (appreciation) depreciation on investments sold short	(22,573)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(2,505)
Accretion of discount	(18,301)
Amortization of deferred financing costs	586
(Gain) loss on borrowings in foreign currency	(881)
(Increase) decrease in collateral held at broker	(60,909)
(Increase) decrease in expense reimbursement due from sponsor(1)	1,647
(Increase) decrease in receivable for investments sold and repaid	43,699
(Increase) decrease in interest receivable	9,772
(Increase) decrease in receivable on credit default swaps	(85)
(Increase) decrease in prepaid expenses and other assets	580
Increase (decrease) in payable for investments purchased	98,155
Increase (decrease) in interest expense payable	(11,655)
Increase (decrease) in management fees payable	(3,131)
Increase (decrease) in incentive fees payable	(9,717)
Increase (decrease) in administrative services expense payable	178
Increase (decrease) in accounting and administrative fees payable	261
Increase (decrease) in professional fees payable	(93)
Increase (decrease) in trustees’ fees payable	(7)
Increase (decrease) in other accrued expenses and liabilities	(52)
Net cash provided by (used in) operating activities	305,790
Cash flows from financing activities
Issuance of common shares	62,246
Repurchases of common shares	(83,372)
Issuance of term preferred shares, net of discount(2)	199,044
Shareholder distributions	(109,027)
Borrowings under credit facilities(2)	214,539
Repayments under credit facilities(2)	(522,737)
Deferred financing costs paid	(763)
Net cash provided by (used in) financing activities	(240,070)
Total increase (decrease) in cash and foreign currency(3)	65,720
Cash and foreign currency at beginning of year	204,600
Cash and foreign currency at end of year	$270,320

(1)
See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates and recoupment of such amounts payable by the Fund to its investment adviser and affiliates.

(2)
See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the year ended December 31, 2018, the Fund paid interest expense of  $18,034 on financing arrangements and term preferred shares and $845 on amounts due to broker.

(3)
Includes net change in unrealized gain (loss) on foreign currency of  $(728).

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:(1)
Net asset value, beginning of year	$7.51	$8.07	$7.11	$8.91	$10.02
Results of operations
Net investment income(2)	0.69	0.78	0.80	0.87	0.87
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.07)	(0.54)	0.97	(1.80)	(1.11)
Net increase (decrease) in net assets resulting from operations	0.62	0.24	1.77	(0.93)	(0.24)
Shareholder distributions(3)
Distributions from net investment income	(0.55)	(0.80)	(0.81)	(0.87)	(0.87)
Net decrease in net assets resulting from shareholder distributions	(0.55)	(0.80)	(0.81)	(0.87)	(0.87)
Net asset value, end of year	$7.58	$7.51	$8.07	$7.11	$8.91
Shares outstanding, end of year	198,727,405	202,807,462	174,763,703	130,181,842	65,529,194
Total return(4)	8.29%	2.96%	26.66%	(11.37)%	(2.94)%
Ratio/Supplemental Data:
Net assets, end of year	$1,505,973	$1,524,012	$1,410,673	$925,770	$583,619
Ratio of net investment income to average net assets(5)(6)	8.79%	9.80%	10.84%	10.53%	9.01%
Ratio of total operating expenses to average net assets(5)	4.90%	5.51%	4.61%	4.69%	3.72%
Ratio of expense reimbursement from sponsor to average net assets(5)	—	(0.11)%	(0.74)%	(1.51)%	(3.10)%
Ratio of expense recoupment to sponsor to average net assets(5)	—	0.01%	—	—	—
Ratio of management fee waiver to average net assets(5)	(0.72)%	—	—	—	—
Ratio of net operating expenses to average net assets(5)	4.24%	5.41%	3.87%	3.18%	0.62%
Portfolio turnover	72%	94%	92%	125%	165%
Total amount of senior securities outstanding exclusive of treasury securities	$312,133	$621,212	$507,230	$346,525	$157,721
Asset coverage per unit of total debt(7)	6.07	3.33	3.78	3.63	4.45
Total amount of term preferred shares outstanding	$198,502	—	—	—	—
Asset coverage per unit of total leverage (debt and term preferred shares)(8)	3.71	—	—	—	—

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)

other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund’s investment portfolio during the applicable period and do not represent an actual return to shareholders.
(5)
Average daily net assets for the applicable period is used for this calculation.

(6)
Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 9.51%, 9.69%, 10.10%, 9.02% and 5.91% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(7)
Asset coverage per unit of total debt is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities and term preferred shares, to the aggregate amount of senior securities representing indebtedness.

(8)
Asset coverage per unit of total leverage is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities and term preferred shares, less all liabilities and indebtedness not represented by senior securities and term preferred shares, to the aggregate amount of senior securities and term preferred shares representing indebtedness.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
The Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, other closed-end management investment companies, FS Global Credit Opportunities Fund—A, or Fund—A, FS Global Credit Opportunities Fund—D, or Fund—D, FS Global Credit Opportunities Fund—T, or Fund—T, FS Global Credit Opportunities Fund—ADV, or Fund—ADV and FS Global Credit Opportunities Fund—T2, or Fund—T2, or the Feeder Funds, invest substantially all of their assets in the Fund.
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments. On April 9, 2018, GSO Capital Partners, LP (“GSO”), resigned as the investment sub-adviser to the Fund and terminated the investment sub-advisory agreement. Effective April 9, 2018, FS Global Advisor serves as the sole investment adviser and provides all investment advisory services to the Fund.
As of December 31, 2018, approximately 69.8%, 13.5%, 12.6%, 3.7% and 0.4% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2, respectively. As of December 31, 2017, each Feeder Fund had closed its respective public offering to new investors.
As of December 31, 2018, the Fund had two wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2018. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued with the U.S. Securities and Exchange Commission, or the SEC.
Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor’s management team.

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•
The quarterly fair valuation process begins with FS Global Advisor’s management team reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
FS Global Advisor’s management team then provides the audit committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations are then presented to and discussed with the audit committee of the Board;

•
The audit committee of the Board then reviews the preliminary valuations and FS Global Advisor’s management team, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
Following its review, the audit committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor’s management team in determining the appropriate fair value.
Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward foreign currency exchange contracts.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.
The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor’s management team, and has authorized FS Global Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.
Effective January 1, 2018, the Fund adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. The Fund did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, the Fund did not recognize a cumulative effect on shareholders’ equity in connection with the adoption of the new revenue recognition guidance.
The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which the Fund has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.
For the year ended December 31, 2018, the Fund recognized $188 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on its consolidated statement of operations. The Fund has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the year ended December 31, 2018.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. As of December 31, 2018, no reverse repurchase agreements were outstanding.
Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 11. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.
Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosures Framework—Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13, which introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund is currently evaluating the impact of ASU 2018-13 on its financial statements.
In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities, or ASU 2017-08, which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund is currently evaluating the impact of ASU 2017-08 on its financial statements.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the years ended December 31, 2018 and 2017:
	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	6,673,631	$52,131	34,845,148	$279,931
Aggregate Consideration for Repurchased Shares	(10,753,688)	(83,372)	(6,801,389)	(54,014)
Net Proceeds from Share Transactions	(4,080,057)	$(31,241)	28,043,759	$225,917

Common shares of the Fund are issued solely to Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. The following table summarizes the common shares issued by the Fund to the Feeder Funds during the years ended December 31, 2018 and 2017:
	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	4,835,228	$37,759	9,015,370	$71,487
FS Global Credit Opportunities Fund—D	982,214	7,669	1,994,772	15,816
FS Global Credit Opportunities Fund—T	613,896	4,807	17,015,952	137,723
FS Global Credit Opportunities Fund—ADV	214,879	1,681	5,971,321	48,197
FS Global Credit Opportunities Fund—T2	27,414	215	847,733	6,708
Total Gross Proceeds from Issuance of Common Shares	6,673,631	$52,131	34,845,148	$279,931

During the period from January 1, 2019 to February 20, 2019, the Fund issued 843,506 common shares to Fund—A, 167,845 common shares to Fund—D, 126,830 common shares to Fund—T, 44,214 common shares to Fund—ADV and 5,469 common shares to Fund—T2 for gross proceeds of  $6,415, $1,277, $964, $336 and $42, respectively.
The Fund intends to repurchase common shares held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. The following table summarizes the common shares repurchased by the Fund from the Feeder Funds during the years ended December 31, 2018 and 2017:
	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	7,340,773	$56,890	5,635,126	$44,774
FS Global Credit Opportunities Fund—D	1,675,929	12,973	1,062,160	8,418
FS Global Credit Opportunities Fund—T	1,130,391	8,776	72,438	571
FS Global Credit Opportunities Fund—ADV	412,336	3,203	31,665	251
FS Global Credit Opportunities Fund—T2	20,262	161	—	—
Total Aggregate Consideration for Repurchased Shares	10,579,691	$82,003	6,801,389	$54,014

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

On January 2, 2019, the Fund repurchased approximately 1,109,136 common shares from Fund—A, 226,178 common shares from Fund—D, 153,252 common shares from Fund—T, 57,098 common shares from Fund—ADV and 2,101 common shares from Fund—T2 at $7.578 per common share for aggregate consideration totaling $8,405, $1,714, $1,161, $433 and $16, respectively.
In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserve the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Funds’ $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. The Feeder Funds will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Funds’ most recent price at which the Feeder Funds’ shares were issued pursuant to its distribution reinvestment plan. The Feeder Funds conducted the first such repurchase and de minimis account liquidation during July 2018. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s). During the year ended December 31, 2018, the Fund did not repurchase any common shares from Fund—T2 relating to the de minimis account liquidations.
The Fund did repurchase common shares from the other Feeder Funds relating to de minimis account liquidations. On July 19, 2018, the Fund repurchased 108,991 common shares from Fund—A, 7,209 common shares from Fund—D, 18,656 common shares from Fund—T and 2,808 common shares from Fund—ADV at $7.848 per common share for aggregate consideration totaling $855, $57, $146 and $22, respectively. On October 10, 2018, the Fund repurchased 25,792 common shares from Fund—A, 5,993 common shares from Fund—D, 3,405 common shares from Fund—T and 1,143 common shares from Fund—ADV at $7.965 per common share for aggregate consideration totaling $206, $47, $27 and $9, respectively. On January 16, 2019, the Fund repurchased 44,983 common shares from Fund—A, 6,017 common shares from Fund—D, 3,160 common shares from Fund—T and 1,868 common shares from Fund—ADV at $7.654 per common share for aggregate consideration totaling $344, $46, $24 and $14, respectively.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, or the investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears. Effective January 1, 2018 and through December 31, 2018, FS Global Advisor agreed to waive (a) 0.50% of the base management fee such that the fee received equals 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety.
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Feeder Funds’ share repurchase programs.
The calculation of the incentive fee for each quarter is as follows:
•
No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•
20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Notwithstanding the incentive fee waiver described above, no incentive fees would have been earned by the Fund as the Fund’s pre-incentive fee net investment income did not exceed the hurdle rate of 2.25% during any calendar quarter.
On or around February 1, 2019, the Fund began to solicit approval from the shareholders of the Feeder Funds of a new investment advisory agreement between the Fund and FS Global Advisor that would reduce the “hurdle rate” from 2.25% per quarter (or an annualized hurdle rate of 9.00%) to 1.50% per quarter (or an annualized hurdle rate of 6.00%). Subject to receipt of all necessary shareholder approvals for the new investment advisory agreement, FS Global Advisor has also agreed to simultaneously reduce (i) the base management fee paid from an annual rate of 2.00% to an annual rate of 1.50% of the Fund’s average daily gross assets; and (ii) the incentive fee from 20% to 10% of the Fund’s pre-incentive fee net investment income.
Under the new investment advisory agreement, if approved, the calculation of the incentive fee for each quarter will be as follows:
•
No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

•
10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Additionally, from on or about January 1, 2019 through the date on which shareholder approval of the new investment advisory agreement is obtained (the “Proxy Solicitation Period”), FS Global Advisor has agreed to rebate back to the Fund the difference in advisory fees, if any, between the advisory fees that (i) FS Global Advisor earned during the Proxy Solicitation Period under the existing investment advisory agreement and (ii) FS Global Advisor would have earned had the new investment advisory agreement been in effect throughout the Proxy Solicitation Period (the “Rebate”). The Rebate may have the effect of lowering the aggregate advisory fees paid by the Fund to FS Global Advisor during the Proxy Solicitation Period, but in no event, will the total advisory fees owed to FS Global Advisor during the Proxy Solicitation Period exceed the amount of advisory fees that FS Global Advisor would have earned under the existing investment advisory agreement.
GSO, the former investment sub-adviser to FS Global Advisor, was entitled to receive 50% of all management and incentive fees paid to FS Global Advisor under the investment advisory agreement with respect to each year.
Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses incurred under the investment advisory agreement and the administration agreement (as defined below) during the year ended December 31, 2018:
Related Party	Source Agreement	Description	Amount
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$33,480
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	—
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$2,153

(1)
During the year ended December 31, 2018, $34,964 in management fees were paid to FS Global Advisor and $1,647 of expense reimbursements due from sponsor were used to offset management fees payable. As of December 31, 2018, $8,581 in management fees were payable to FS Global Advisor. Effective January 1, 2018, for the year ended December 31, 2018, FS Global Advisor agreed to waive 0.50% of its base management fee to which it is entitled under the investment advisory agreement so that the fee received equals 1.50% of the Fund’s average daily gross assets. As a result, the amount shown for the year ended December 31, 2018 is net of a waiver of $11,160.

(2)
During the year ended December 31, 2018, $9,717 in incentive fees which were accrued in 2017, were paid to FS Global Advisor. As of December 31, 2018, no incentive fees were payable to FS Global Advisor.

(3)
During the year ended December 31, 2018, the Fund paid $1,975 in administrative services expenses.

Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Expense Reimbursement Agreement
Pursuant to the expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and FS Investments, or the expense reimbursement agreement, FS Investments agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement was to ensure that no portion of any ordinary cash distributions made by the Fund were paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments would not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement was not to prevent tax-advantaged distributions.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Under the expense reimbursement agreement, FS Investments would reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.
Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
On November 13, 2018, FS Global Advisor informed the Board that for a period of one year, it will defer the receipt of base management fees under the investment advisory agreement if, and to the extent that, the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in the calendar quarter exceeds the sum of the Fund’s investment company taxable income (as defined in Section 852 of the Internal Revenue Code of 1986, as amended, or the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, the Fund’s distributable funds on a tax basis. FS Global Advisor will only receive such deferred management fees in a future calendar quarter if, and to the extent that, the Fund’s distributable funds on a tax basis in the future calendar quarter exceeds the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in such quarter. In light of this commitment by FS Global Advisor, the expense reimbursement agreement was terminated on November 13, 2018. Prior to November 13, 2019, FS Global Advisor will evaluate whether to extend this commitment to future quarters.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table reflects the expense reimbursements accrued from FS Investments to the Fund through December 31, 2018 that may be subject to reimbursement to FS Investments:
Quarter Ended(1)	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(2)	Reimbursement Eligibility Expiration
Fiscal 2016
March 31, 2016	$6,071	0.47%	12.69%	March 31, 2019
June 30, 2016	2,123	0.42%	9.77%	June 30, 2019
September 30, 2016	267	0.42%	9.24%	September 30, 2019
Total	$8,461
Fiscal 2017
December 31, 2017	$1,647	0.39%	9.49%	December 31, 2020
Total	$1,647

(1)
The Fund did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay during the year ended December 31, 2018 and the quarterly periods not presented for fiscal 2017 and 2016.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

Note 5. Distributions
The following table reflects the cash distributions per common share that the Fund declared on its common shares during the years ended December 31, 2018 and 2017:
	Distribution
Year Ended December 31,	Per Share	Amount
2017	$0.7969	$153,970
2018	$0.5500	$109,031
On December 31, 2018 and January 25, 2019, the Board declared regular monthly cash distributions for January and February 2019, respectively, each in the amount of  $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim distributions in the form of cash at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Each of the Feeder Funds has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Feeder Fund can elect to have their cash distributions reinvested in additional common shares of such Feeder Fund. To the extent that a Feeder Fund’s shareholders reinvest their cash distributions, such Feeder Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Feeder Funds to their respective shareholders) may be reinvested in additional common shares of the Fund.
The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from FS Investments. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
No portion of the distributions paid during the year ended December 31, 2018 was funded through the reimbursement of operating expenses by FS Investments or FS Global Advisor. During the year ended December 31, 2017, certain portions of the Fund’s distributions were funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the offset of certain investment advisory fees by FS Global Advisor, that are, if certain conditions are met, subject to repayment by the Fund within three years. Any such distributions funded through support payments, deferrals or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments, deferrals or waivers of such fees. The Fund’s future repayments of amounts reimbursed, deferred or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive advisory fees or make support payments in future periods. For the year ended December 31, 2018, no portion of the cash distributions declared was funded through the reimbursement of operating expenses by FS Investments. For the year ended December 31, 2017, if FS Investments had not reimbursed certain of the Fund’s expenses, 1% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.
The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the years ended December 31, 2018 and 2017:
	Year Ended December 31,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income (prior to expense reimbursement from sponsor)(1)	$109,031	100%	$148,673	97%
Distributions on account of common equity	—	—	3,650	2%
Expense reimbursement from sponsor	—	—	1,647	1%
Total	$109,031	100%	$153,970	100%

(1)
During the years ended December 31, 2018 and 2017, 87.6% and 86.3% of the Fund’s gross investment income, respectively, was attributable to cash income earned, 7.8% and 12.3%, respectively, was attributable to non-cash accretion of discount and 4.6% and 1.4%, respectively, was attributable to PIK interest.

The Fund’s net investment income on a tax basis for the years ended December 31, 2018 and 2017 was $141,208 and $129,633, respectively. As of December 31, 2018, the Fund had $31,421 of undistributed net investment income on a tax basis.
The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses) and reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the year ended December 31, 2018:
GAAP-basis net investment income	$136,281
Reclassification of unamortized original issue discount and prepayment fees	(7,670)
Reclassification of mark-to-market unrealized appreciation (depreciation) on certain investments	(2,780)
Foreign currency gains (losses)	11,085
Reversal of late-year ordinary specified losses	(652)
Excise tax	1,000
Term Preferred Shares interest expense non-deductible for tax	2,705
Other miscellaneous differences	1,239
Tax-basis net investment income	$141,208

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which consist primarily of non-deductible excise taxes. During the year ended December 31, 2018, the Fund increased accumulated earnings (deficit) by $1,209 and decreased capital in excess of par value by $1,209. These reclassifications have no impact on the net assets of the Fund.
As of December 31, 2018, the components of accumulated earnings (loss) on a tax basis were as follows:
Distributable ordinary income	$31,421
Capital loss carryover(1)	(77,374)
Net unrealized appreciation (depreciation)	(136,672)
$(182,625)

(1)
During the year ended December 31, 2018, the Fund utilized $22,214 of capital loss carryover. The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2018, the Fund had long-term capital loss carryover of  $77,374.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,010,370 as of December 31, 2018. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(136,672), which was comprised of gross unrealized appreciation of  $51,040 and gross unrealized depreciation of  $187,712, as of December 31, 2018.
As of December 31, 2018, the Fund had a gross deferred tax asset of  $2,301 resulting from unrealized depreciation on investments, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary. As of December 31, 2018, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of  $2,301. For the year ended December 31, 2018, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency exchange contracts for investment purposes to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts for investment purposes to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
The following table presents the fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$406(1)	$584(2)
Credit Risk
Credit default swap contracts	$172(3)	$11,547(4)
Market Risk
Options purchased	$625(5)	$—

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:
(1)
Unrealized appreciation on forward foreign currency exchange contracts.

(2)
Unrealized depreciation on forward foreign currency exchange contracts.

(3)
Unamortized swap premiums paid.

(4)
Unamortized swap premiums received and unrealized depreciation on credit default swaps.

(5)
Investments, at fair value—unaffiliated.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2018:
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$578	$578	—	—	—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$12,131	$578	—	$11,553	—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations for the year ended December 31, 2018 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$8,555(1)	$2,505(2)
Credit Risk
Credit default swap contracts	$4,428(3)	$(7,273)(4)
Market Risk
Options purchased	$18,042(5)	$169(6)
Options written	$9(7)	$—

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:
(1)
Net realized gain (loss) on forward foreign currency exchange contracts.

(2)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

(3)
Net realized gain (loss) on credit default swaps.

(4)
Net change in unrealized appreciation (depreciation) on credit default swaps.

(5)
Net realized gain (loss) on investments—unaffiliated.

(6)
Net change in unrealized appreciation (depreciation) on investments—unaffiliated.

(7)
Net realized gain (loss) on options written.

The average notional amounts of credit default swap contracts and forward foreign currency exchange contracts outstanding during the year ended December 31, 2018, which are indicative of the volumes of these derivative types, were $52,769 and $148,208, respectively.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the year ended December 31, 2018 was as follows:
Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	9
Net change in unrealized appreciation (depreciation)	—
Premiums received on options written	(8,209)
Premiums paid on exit	8,200
Fair value at end of period	$—

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.
For the year ended December 31, 2018, the average amount of the reverse repurchase agreement and the daily weighted average interest rate for the Fund were $5,720 and 1.79%, respectively. As of December 31, 2018, no reverse repurchase agreements were outstanding.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2018:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$803,964	$751,951	40%
Senior Secured Loans—Second Lien	258,277	258,285	14%
Senior Secured Bonds	321,119	313,212	17%
Subordinated Debt	421,183	381,527	20%
Collateralized Securities	41,694	41,996	2%
Equity/Other	168,681	128,926	7%
Total	$2,014,918	$1,875,897	100%
Investments Sold Short	$(71,557)	$(71,737)

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of December 31, 2018, the Fund held investments in two portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnote (u) to the consolidated schedule of investments as of December 31, 2018 in this annual report on Form N-CSR.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2018, the Fund had three senior secured loan investments with aggregate unfunded commitments of  $20,096. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2018:
Industry Classification	Fair Value	Percentage of Portfolio
Capital Goods	$163,682	9%
Consumer Durables & Apparel	45,149	2%
Consumer Services	153,352	8%
Diversified Financials	124,698	7%
Energy	340,901	18%
Food & Staples Retailing	10,945	1%
Health Care Equipment & Services	64,856	4%
Household & Personal Products	40,288	2%
Insurance	78,538	4%
Materials	136,949	7%
Media	76,568	4%
Real Estate	41,819	2%
Retailing	130,515	7%
Software & Services	303,894	16%
Technology Hardware & Equipment	75,487	4%
Telecommunication Services	39,994	2%
Transportation	48,262	3%
Total	$1,875,897	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2018:
Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,693,255	90%
Europe	154,424	8%
Other	28,218	2%
Total	$1,875,897	100%

(1)
Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the year ended December 31, 2018, other than short-term securities and U.S. government obligations, were $1,403,148 and $1,491,043, respectively.
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of December 31, 2018, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:
Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$660,314	$91,637	$751,951
Senior Secured Loans—Second Lien	—	238,054	20,231	258,285
Senior Secured Bonds	—	313,212	—	313,212
Subordinated Debt	—	381,527	—	381,527
Collateralized Securities	—	—	41,996	41,996
Equity/Other	36,599	858	91,469	128,926
Total Investments	36,599	1,593,965	245,333	1,875,897
Forward Foreign Currency Exchange Contracts	—	406	—	406
Credit Default Swaps—Buy Protection	—	—	172	172
Total	$36,599	$1,594,371	$245,505	$1,876,475

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$(71,737)	$—	$—	$(71,737)
Forward Foreign Currency Exchange Contracts	—	(584)	—	(584)
Credit Default Swaps—Buy Protection	—	—	(859)	(859)
Credit Default Swaps—Sell Protection	—	—	(10,688)	(10,688)
Total	$(71,737)	$(584)	$(11,547)	$(83,868)

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market, are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy.
The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.
The following is a reconciliation for the year ended December 31, 2018 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:
	For the Year Ended December 31, 2018
	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$505,379	$256,162	$385,119	$573,156	$68,587	$104,368	$1,892,771
Accretion of discount (amortization of premium)	44	14	—	—	—	441	499
Net realized gain (loss)	(336)	—	13	—	1,559	120	1,356
Net change in unrealized appreciation (depreciation)	(5,800)	(390)	(13)	—	(608)	12,853	6,042
Purchases	44,830	19,600	—	—	—	1,930	66,360
Paid-in-kind interest	1,299	156	—	—	—	7,669	9,124
Sales and repayments	(4,416)	—	(794)	—	(18,556)	(125)	(23,891)
Net transfers in or out of Level 3(1)	(449,363)	(255,311)	(384,325)	(573,156)	(8,986)	(35,787)	(1,706,928)
Fair value at end of period	$91,637	$20,231	$—	$—	$41,996	$91,469	$245,333
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(10,321)	$461	$—	$—	$(607)	$12,852	$2,385

(1)
As of June 30, 2018, the Fund determined to classify investments whose valuations were obtained from independent third-party pricing services as Level 2 in the fair value hierarchy as the Fund identified significant other observable inputs in these market quotations. Transfers in or out of Level 3 were deemed to have occurred at the beginning of the period.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended December 31, 2018 of centrally cleared credit default swaps—buy protection for which significant unobservable inputs (Level 3) were used in determining fair value:
Fair value at beginning of period	$2,737
Net realized gain (loss)	(939)
Net change in unrealized appreciation (depreciation)	(2,624)
Swap premiums paid	172
Coupon payments paid	301
Premiums received on exit	(334)
Net transfers in or out of Level 3	—
Fair value at end of period	$(687)
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to centrally cleared credit default swaps—buy protection still held at the reporting date	$(636)

The following is a reconciliation for the year ended December 31, 2018 of centrally cleared credit default swaps—sell protection for which significant unobservable inputs (Level 3) were used in determining fair value:
Fair value at beginning of period	$—
Net realized gain (loss)	5,367
Net change in unrealized appreciation (depreciation)	(4,649)
Swap premiums received	(9,060)
Coupon payments received	(2,346)
Premiums paid on exit	—
Net transfers in or out of Level 3	—
Fair value at end of period	$(10,688)
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to centrally cleared credit default swaps—sell protection still held at the reporting date	$(4,649)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2018 are as follows:

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$65,945	Market Comparables	Market Yield (%)	8.6% – 12.3%	9.9%
	12,126		EBITDA Multiples (x)	7.0x – 7.5x	7.3x
	10,945		Revenue Multiples (x)	0.1x – 0.1x	0.1x
	2,621		Liquidation Coverage (%)	8.3% – 9.5%	8.9%
Senior Secured Loans—Second Lien	20,231	Market Comparables	Market Yield (%)	12.4% – 12.9%	12.6%
			Revenue Multiples (x)	0.1x – 0.1x	0.1x
Collateralized Securities	41,996	Market Comparables	Market Yield (%)	13.4% – 14.7%	13.6%
Equity/Other	91,469	Market Comparables	EBITDA Multiples (x)	4.0x – 15.8x	8.0x
			Production Multiples (Mboe/d)	$31,250.0 – $38,750.0	$35,910.5
			Proved Reserves Multiples (Mmboe)	$7.0 – $13.8	$12.5
			PV-10 Multiples (x)	0.8x – 1.3x	0.9x
			Revenue Multiples (x)	0.1x – 0.1x	0.1x
			Implied Volatility (%)	80.0% – 90.0%	85.0%
Total	$245,333
Centrally Cleared Credit Default Swaps—Buy Protection	$(687)	Market Quotes	Indicative Dealer Quotes	(2.0)% – 2.4%	1.4%
Centrally Cleared Credit Default Swaps—Sell Protection	$(10,688)	Market Quotes	Indicative Dealer Quotes	(21.7)% – (17.2)%	(21.1)%

(1)
Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares
The following tables present summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of December 31, 2018:
Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.80%	$15,000	$135,000	February 21, 2019(3)
Bucks Funding Facility	Prime Brokerage Facility	L+1.10%	297,133	2,867	September 27, 2019(4)
Series 2023 Term Preferred—Floating(5)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred—Fixed(5)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Total			$512,133	$137,867

(1)
Borrowings of each of the Fund’s financing subsidiaries and each series of the Term Preferred Shares are considered borrowings of the Fund, and senior securities, respectively, for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

(2)
The carrying amount outstanding under the facility approximates its fair value.

(3)
On February 21, 2019, Dauphin Funding entered into an amendment to the Dauphin Funding facility to extend the maturity date of the Dauphin Funding facility to March 21, 2019.

(4)
As described below, this facility generally is terminable upon 270 days’ notice by either party. As of December 31, 2018, neither party to the facility had provided notice of its intent to terminate the facility.

(5)
The valuations of the Series 2023 Term Preferred—Floating, Series 2023 Term Preferred—Fixed and Series 2026 Term Preferred Shares are considered Level 2 valuations within the fair value hierarchy.

For the year ended December 31, 2018, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:
	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Dauphin Funding Facility	$4,216	$541	$4,757
Bucks Funding Facility	12,161	11	12,172
Series 2023 Term Preferred Shares—Floating Rate	755	31	786
Series 2023 Term Preferred Shares—Fixed Rate	1,045	33	1,078
Series 2026 Term Preferred Shares	905	14	919
Total	$19,082	$630	$19,712

(1)
Interest expense includes the effect of non-usage fees.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

For the year ended December 31, 2018, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Fund’s financing arrangements and term preferred shares were as follows:
	Cash Paid for Interest Expense(1)	Average Borrowings	Effective Interest Rate(2)	Weighted Average Interest Rate(2)
Dauphin Funding Facility	$5,018	$98,280	4.61%	4.29%
Bucks Funding Facility	12,261	$346,478	3.91%	3.51%
Series 2023 Term Preferred Shares—Floating Rate	755	$45,000	4.29%	4.22%
Series 2023 Term Preferred Shares—Fixed Rate	—	$55,000	4.88%	4.82%
Series 2026 Term Preferred Shares	—	$100,000	5.50%	5.43%
Total	$18,034

(1)
Interest under the Dauphin Funding facility is payable quarterly in arrears. Interest under the Bucks Funding facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears, commencing on October 1, 2018. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate and Series 2026 Term Preferred Shares are each payable semi-annually in arrears, commencing on February 1, 2019.

(2)
Effective interest rate and weighted average interest rate include the effect of non-usage fees, if any.

Dauphin Funding Facility
On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and a lender, and the other lenders party thereto. The terms of the Dauphin Funding facility, as amended, include (i) a maximum commitment available under the facility of  $250,000, (ii) interest to accrue at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus a spread of 1.80% per annum, (iii) a commitment fee of 0.75% per annum on the unborrowed portion of the Dauphin Funding facility, (iv) an excess unused fee of 1.05% per annum payable on any unborrowed portion of the Dauphin Funding facility in excess of  $125,000 and (v) a commitment reduction fee in an amount equal to the commitment fee and, as applicable, excess unused fee that would have accrued through scheduled maturity on any amount by which the commitments are reduced. On August 24, 2018, the Dauphin Funding facility was further amended to, among other things, (i) extend the maturity date to November 23, 2018, (ii) reduce the maximum commitment available under the facility to $150,000 and (iii) remove the commitment fee, the excess unused fee, and the commitment reduction fee. On November 21, 2018, the Dauphin Funding facility was further amended to, among other things, extend the maturity date to February 21, 2019. On February 21, 2019, the Dauphin Funding facility was further amended to extend the maturity date of the Dauphin Funding facility to March 21, 2019. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio.
The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets. The obligations of Dauphin Funding under the Dauphin Funding facility are non-recourse to the Fund and the Fund’s exposure under the Dauphin Funding facility is limited to the value of the Fund’s investment in Dauphin Funding.
Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The Dauphin Funding facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s NAV below a specified threshold; (f) fraud or other illicit acts by the Fund or FS Global Advisor in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.
The Fund incurred costs in connection with obtaining and amending the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2018, $51 of such deferred financing costs had yet to be amortized to interest expense.
Bucks Funding Facility
On March 10, 2015, the Fund’s wholly-owned financing subsidiary, Bucks Funding, entered into a committed facility arrangement, or the Bucks Funding facility, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, and BNPP, or, collectively, the BNPP Entities. The Bucks Funding facility was effected through a committed facility agreement by and between Bucks Funding and BNPP, or the committed facility agreement, a U.S. Prime Brokerage agreement by and between Bucks Funding and BNPP and a special custody and pledge agreement by and among Bucks Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of March 10, 2015, and which are collectively referred to herein as the BNP financing agreements. On May 18, 2017, Bucks Funding entered into an amendment to the Bucks Funding facility to increase the maximum commitment available to Bucks Funding under the facility to $300,000.
The Fund may contribute securities to Bucks Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Bucks Funding or will receive fair market value for any securities sold to Bucks Funding. Bucks Funding may purchase additional securities from various sources. Bucks Funding has appointed the Fund to manage its portfolio of securities pursuant to the terms of an investment management agreement. Bucks Funding’s obligations to BNP PBIL under the Bucks Funding facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Bucks Funding under the Bucks Funding facility are non-recourse to the Fund, and the Fund’s exposure under the Bucks Funding facility is limited to the value of its investment in Bucks Funding.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

Borrowings under the Bucks Funding facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent the aggregate principal amount available under the Bucks Funding facility has not been utilized. Bucks Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. The committed facility agreement will automatically terminate if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. during the term of the Bucks Funding facility. Bucks Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining and amending the Bucks Funding facility.
In connection with the Bucks Funding facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP financing agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Bucks Funding; (b) any change in BNP PBIL’s interpretation of applicable law that, in the reasonable opinion of counsel to BNP PBIL, has the effect of impeding or prohibiting the Bucks Funding facility; (c) certain events of insolvency or bankruptcy by the Fund or Bucks Funding; (d) specified material reductions in the Fund’s or Bucks Funding’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the investment advisory agreement or if FS Global Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP PBIL.
Under the terms of the BNP financing agreements, BNP PBIL has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Bucks Funding will receive a fee from BNP PBIL in connection with any rehypothecated securities. Bucks Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Bucks Funding to BNP PBIL. Bucks Funding may recall any rehypothecated security at any time, and BNP PBIL must return such security or equivalent security within a commercially reasonable period. In the event BNP PBIL does not return the security, Bucks Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNP PBIL under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Bucks Funding under the BNP financing agreements, BNP PBIL may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Bucks Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.
The maximum commitment financing available under the Bucks Funding facility is $300,000. Any amounts borrowed in excess of the maximum commitment financing are callable at the discretion of BNP PBIL. The Fund incurred costs in connection with obtaining and amending the Bucks Funding facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of December 31, 2018, all such deferred financing costs had been amortized to interest expense.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

Series 2023 Term Preferred Shares
On August 9, 2018, the Fund issued Term Preferred Shares, Series 2023, consisting of 45,000 shares of its Term Preferred Shares, Series 2023—Floating Rate (the “Floating Rate Shares”) and 55,000 shares of its Term Preferred Shares, Series 2023—Fixed Rate (the “Fixed Rate Shares”) (collectively, the “Series 2023 Term Preferred Shares”) at a price of  $1,000 per share. The Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of  $99,625.
The Fund will be required to redeem all of the Term Preferred Shares on August 1, 2023 at a liquidation price of  $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the outstanding Floating Rate Shares subject to payment of a premium through August 1, 2019 and at the liquidation price thereafter, and may, at its sole option, redeem the Fixed Rate Shares subject to payment of a make-whole premium. Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter, commencing on October 1, 2018, at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 4.818%.
Series 2026 Term Preferred Shares
On November 1, 2018, the Fund issued 100,000 of its Term Preferred Shares, Series 2026 (the “Series 2026 Term Preferred Shares”) at a price of  $1,000 per share. The Series 2026 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of  $99,375.
The Fund will be required to redeem all of the Series 2026 Term Preferred Shares on February 1, 2026 at a liquidation price of  $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares subject to payment of a make-whole premium through November 1, 2025 and at the liquidation price thereafter. However, in the event that either (i) the holders of the Series 2026 Term Preferred Shares seek to replace any existing trustee or nominate any additional trustee to the Fund’s board pursuant to a proxy contest, except for the exercise by the holders of preferred shares’ right to appoint a majority of the trustees upon a failure to pay dividends, or (ii) the Series 2026 Term Preferred Shares do not have at least one credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s Rating Services issued by a nationally recognized statistical rating organization (an “Investment Grade Rating”), and certain operational conditions are satisfied, then the Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares at the liquidation price without the payment of a make-whole premium. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 5.426%. In the event that the Series 2026 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.
Term Preferred Shares
The Term Preferred Shares will rank senior in right of payment to the Fund’s common shares of beneficial interest, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. At December 31, 2018, FS Global Advisor has determined that the fair value of the Term Preferred Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of December 31, 2018, $198,502 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of  $956 and $542, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of December 31, 2018, $542 of such deferred financing costs had yet to be amortized to interest expense.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Feeder Funds’ prospectuses and the Feeder Funds’ and the Fund’s other filings with the SEC.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates, which consists of the conditional obligation of the Fund to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement.

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.
Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	57	January 2013	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	10	FS Multi-Alternative Income Fund (since 2018); FS Series Trust (since 2016); FS Energy Total Return Fund (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Investment Corporation IV (since 2015); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (formerly FS Investment Corporation) (since 2007)
Independent Trustees
Walter W. Buckley, III	58	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	6	Actua Corporation (since 1996)
David L. Cohen	63	June 2013	Trustee	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	6	NBCUniversal Media, LLC (since 2013)
Barbara J. Fouss	49	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	6	FS Investment Corporation IV (since 2015)

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Philip E. Hughes, Jr.	69	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	7	FS Series Trust (since 2017)
Oliver C. Mitchell, Jr.	64	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	6	National Commercial Bank Jamaica Limited (since 2015)
Charles P. Pizzi	68	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	6	Pennsylvania Real Estate Investment Trust (since 2013); PHH Corporation (since 2012); FS Energy and Power Fund (since 2012); and Brandywine Realty Trust (since 1996)

*
The “Fund Complex” consists of the Fund, the Feeder Funds, FS Series Trust, FS Credit Income Fund, FS Multi-Alternative Income Fund and FS Energy Total Return Fund.

(1)
Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

Executive Officers
Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Michael C. Forman	57	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	56	Chief Financial Officer	Since 2018	Chief Financial Officer of Fund—A (since 2018), Fund—D (since 2018), Fund—T (since 2018), Fund—ADV (since 2018), Fund—T2 (since 2018), FS Energy and Power Fund (since 2012), FS Energy Total Return Fund, FS Credit Income Fund, FS Multi-Alternative Income Fund and FS Credit Real Estate Income Trust

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Stephen S. Sypherd	41	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments; and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)
James F. Volk	56	Chief Compliance Officer	Since 2015	Senior Vice President of Fund Compliance, FS Investments (since 2014); and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)
Statements of Additional Information
The Feeder Funds’ statements of additional information, each dated as of March 23, 2016 for Fund—A and Fund—D, as of April 29, 2016 for Fund—T and Fund—ADV, and as of June 20, 2017 for Fund—T2, as amended and supplemented to date, contain additional information regarding the Feeder Funds’ and the Fund’s trustees and executive officers and are available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing FS Investments’ website at www.fsinvestments.com.
Form N-Q Filings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Board Approval of Continuation of Investment Advisory Agreement and Initial Approval of New Investment Advisory Agreement
At a meeting of the Board held on December 10, 2018, the Board, including a majority of the Independent Trustees, re-approved the Advisory Agreement with FS Global Advisor and approved for an initial two-year period, a new investment advisory agreement between the Fund and FS Global Advisor, or the New Advisory Agreement, and together with the Advisory Agreement, the Advisory Agreements, each as being in the best interests of the Fund and its shareholders. In approving the Advisory Agreements, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information specifically provided for in response to requests for information from the Independent Trustees and their independent legal counsel.
In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Global Advisor; the past performance of the Fund compared to relevant indices and peer funds; the fees and expenses of the Fund and the Feeder Funds compared to those of other registered investment companies that FS Global Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria; and the profitability of FS Global Advisor. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Global Advisor (and its affiliates) as a result of its relationships with the Fund and the Feeder Funds. In addition to evaluating, among other things, the written information provided by FS Global Advisor, the Board also considered the answers to questions posed by the Board to representatives of FS Global Advisor at various meetings.
The Board noted that the New Advisory Agreement would lower the quarterly hurdle rate used in calculating the incentive fee from 2.25% per quarter (or an annualized hurdle rate of 9.00%) to 1.50% per quarter (or an annualized hurdle rate of 6.00%), or the Hurdle Amendment. The Board considered the Hurdle Amendment together with the New Advisory Agreement’s other proposed fee changes: (i) a reduction in the base management fee from 2.00% to 1.50% of the Master Fund’s average daily gross assets, and (ii) a reduction in the incentive fee from 20% to 10% of the Master Fund’s pre-incentive fee net investment income.
The Board noted that, under the New Advisory Agreement and the Hurdle Amendment, the Adviser may be eligible to receive an incentive fee for pre-incentive fee net investment income earlier than it would have under the investment advisory agreement. However, the Board noted that the lower hurdle rate better aligns the Fund and FS Global Advisor’s interests by removing disincentives for FS Global Advisor, where market conditions warrant it (for instance where higher leverage levels, lower required equity contributions and tighter pricing exists), from seeking to invest in senior assets with lower absolute, yet potentially higher risk-adjusted returns, due to a lower probability of defaults when compared to higher yielding junior assets. The Board noted the desirability of setting the correct parameters to evaluate risk and best align the interests of the Fund, including the Feeder Funds, and the interests of FS Global Advisor.
The Board also noted that, based on a presentation by FS Global Advisor, the New Advisory Agreement’s proposed fee structure was in line with certain of its peer group. The Board noted that better aligning the interests of the Fund, including the Feeder Funds, and FS Global Advisor may assist FS Global Advisor to retain and compete for skilled investment professionals. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.
Based on their review, the Independent Trustees and the Board concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Advisory Agreement and approve the New Advisory Agreement for an initial period of two years. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.
Nature, Extent and Quality of Services.   In evaluating the nature, extent and quality of the services to be provided by FS Global Advisor as sole investment adviser to the Fund, the Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of FS Global Advisor, focusing specifically on the background and capabilities of the advisory team, including the significant number of new advisory team members added over the course of the last six months. The Board recognized the significant investment of time, capital and human resources provided by the FS Investments that has resulted in the successful operation of the Fund and FS Global Advisor’s general success in managing the Fund. The Board also considered the administrative services FS Global Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services.
The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by FS Global Advisor, the expertise and capabilities of FS Global Advisor’s personnel, FS Global Advisor’s financial strength and its efforts to support the management of the Fund going forward.
Review of Performance.   The Board and the Independent Trustees considered the Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Fund invests as well as a custom benchmark index, previously requested by the Board. The Board and the Independent Trustees noted that the Fund has outperformed most indices, peers and benchmarks for the year-to-date period ended September 30, 2018, which the Independent Trustees felt was notable, considering the internalization of certain advisory functions of FS Global Advisor since the beginning of 2018.
Costs of Services Provided and Profits Realized.   The Board considered the management and incentive fees existing under the investment advisory agreement, and the proposed management, incentive fees and hurdle rate under the New Agreement (together, the “Advisory Fees”) and the Feeder Funds’ net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Trustees considered that the Fund’s fees were generally comparable with the peer group funds. The Board noted factors driving higher gross expense levels, including the heightened regulatory, compliance and operational requirements for a master-feeder, non-traded, continuously-offered, closed-end investment company as compared to those of publicly-traded investment companies, the investment advisory fees applicable to each, the use of leverage and the event driven and special situations investment strategies employed by the Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds.
The Board reviewed the profitability information provided by FS Global Advisor and its methodology for determining profitability, as well as the potential for economies of scale. The Board determined that the Advisory Fees, proposed expense ratios and profitability were reasonable in relation to the services to be rendered to the Fund by FS Global Advisor. The Board also considered that the potential for economies of scale are less likely to be significant given the Fund’s structure and focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which requires considerable resources. The Board also considered FS Global Advisor’s commitment to monitor economies of scale on an ongoing basis.
Other Benefits.   The Board considered other benefits that may accrue to FS Global Advisor and its affiliates from their relationships with the Fund, including that FS Global Advisor may potentially benefit from the success of the Fund, which could attract other business to FS Global Advisor.
Overall Conclusions.   Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that the approval of the Advisory Agreements are in the best interests of the Fund. The Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional year and the New Advisory Agreement for an initial two-year period.
Distribution Reinvestment Plans
The Feeder Funds have adopted “opt in” distribution reinvestment plans (together, the “DRPs”) pursuant to which the Feeder Funds’ shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the applicable Feeder Fund. Participants in each Feeder Fund’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the applicable DRP. If a shareholder does not elect to participate in the applicable Feeder Fund’s DRP, the shareholder will automatically receive any distributions the applicable Feeder Fund declares in cash. For example, if the board of trustees of a Feeder Fund authorizes, and such Feeder Fund declares, a cash distribution, then if a shareholder has “opted in” to the Feeder Fund’s DRP, the shareholder will have the cash distribution reinvested in additional common shares of the Feeder Fund, rather than receiving the cash distribution. The Feeder Funds expect to issue common shares pursuant to the DRPs on the distribution payment date at a price equal to the NAV per common share of such Feeder Fund’s common shares on such distribution payment date. Common shares issued pursuant to the DRPs will have the same voting rights as common shares offered in the Feeder Funds’ continuous public offerings.
If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Feeder Funds’ transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the applicable DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the applicable DRP by notifying their broker or other financial intermediary of their election.
The Feeder Funds use newly issued common shares under their DRPs. The number of common shares the Feeder Funds issue to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the applicable Feeder Fund’s NAV per common share on the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Feeder Funds pay the plan administrator’s fees under the DRPs. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from a Feeder Fund will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.
The Feeder Funds reserve the right to amend, suspend or terminate their DRPs. A shareholder may terminate their account under a Feeder Fund’s DRP by calling the plan administrator at 877-628-8575. All correspondence concerning the Feeder Funds’ DRPs should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the applicable DRP by request to the plan administrator or by contacting the applicable Feeder Fund.

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Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–ADV and FS Global Credit Opportunities Fund–T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com	AN18-GCO-M
© 2019 FS Investments	DFS FE19

Item 2. Code of Ethics.

(a)	On August 9, 2018 the Feeder Fund’s board of trustees (the “Board”) adopted an amended Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Feeder Fund and FS Global Advisor, LLC (“FS Global Advisor”), the investment adviser to FS Global Credit Opportunities Fund (the “Fund”), including the Feeder Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)	Not applicable.

(c)	On August 9, 2018, the Board approved the amended Code of Ethics, which was amended to make non-substantive clean up changes. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Feeder Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Feeder Fund did not grant any waiver from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Feeder Fund’s previous Code of Business Conduct and Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Feeder Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board has determined that the Feeder Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR. (a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Feeder Fund for the fiscal years ended December 31, 2018 and 2017 for professional services rendered by Ernst & Young LLP, the Feeder Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Feeder Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $20,000 and $20,000, respectively.

(b)	Audit-Related Fees. No audit-related fees were billed to the Feeder Fund for the fiscal years ended December 31, 2018 and 2017 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Feeder Fund’s financial statements and not reported in Item 4(a)above.

(c)	Tax Fees. The aggregate fees billed to the Feeder Fund for the fiscal years ended December 31, 2018 and 2017 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $8,464 and $8,464, respectively. Tax fees for the years ended December 31, 2018 and 2017 represent fees billed for tax compliance services provided in connection with the review of the Feeder Fund’s tax returns.

(d)	All Other Fees. No fees were billed to the Feeder Fund for the fiscal years ended December 31, 2018 and 2017 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Feeder Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Feeder Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)	All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Ernst & Young for services rendered to the Feeder Fund, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Feeder Fund for the fiscal years ended December 31, 2018 and 2017 were $128,445 and $92,171, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Feeder Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Feeder Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Feeder Fund invests substantially all of its assets in FS Global Credit Opportunities Fund (the “Fund”), a separate closed-end management investment company with the same investment objectives and strategies as the Feeder Fund. All investments in portfolio companies are made at the Fund level. The Fund’s consolidated schedule of investments as of December 31, 2018 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Feeder Fund invests substantially all of its assets in the Fund, a separate closed-end management investment company with the same investment objectives and strategies as the Feeder Fund. All investments in portfolio companies are made at the Fund level. The Fund has delegated the responsibility for voting proxies relating to its voting securities to FS Global Advisor, pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Andrew Beckman serves as Managing Director, Head of Liquid Credit, of FS Investments. Prior to joining FS Investments, he served as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman also serves as the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group.

Nicholas Heilbut serves as Director of Research and Portfolio Manager for the Fund. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst/Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group.

Robert Hoffman has served as Executive Director of FS Global Advisor since July 2013. Mr. Hoffman also serves as Executive Director and Head of Investment Research of FS Investments and has presided in such role since January 1, 2019.  Mr. Hoffman previously served as Executive Director of FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC and presided in such roles since the later of July 2013 or such entity’s inception date.  Prior to joining FS Investments, Mr. Hoffman served at Nomura Corporate Research and Asset Management Inc. (“Nomura”) for over eleven years, most recently holding the position of Executive Director. At Nomura, Mr. Hoffman was responsible for loan portfolio management and trading and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Mr. Hoffman is a graduate of Columbia University and holds the CFA Institute’s Chartered Financial Analyst designation.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Feeder Fund and the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2018: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance: Not applicable.

(a)(3)	FS Global Advisor’s investment personnel are not employed by the Feeder Fund or the Fund and receive no direct compensation from the Feeder Fund or the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Feeder Fund and the Fund on behalf of FS Global Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Feeder Fund and the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Feeder Fund and the Fund on behalf of FS Global Advisor (other than Michael C. Forman, who is compensated through his ownership interests in FS Global Advisor and FS Investments’ other investment adviser entities), receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of FS Global Advisor are eligible to receive incentive compensation from FS Global Advisor based on the gross return of the Fund, taking into account, among other things, total net advisory fees received by and overhead and other expenses of FS Global Advisor.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Base compensation and discretionary bonuses are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4)	The following table shows the dollar range of equity securities in the Feeder Fund beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2018, based on the net asset value per share of the Feeder Fund ‘s common shares as of December 31, 2018.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Feeder Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Feeder Fund’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the year ended December 31, 2018 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2018	153,370	$7.586	153,370	(3)
February 1 to February 28, 2018	—	—	—	—
March 1 to March 31, 2018	—	—	—	—
April 1 to April 30, 2018	675,384	$7.748	675,384	(3)
May 1 to May 31, 2018	—	—	—	—
June 1 to June 30, 2018	—	—	—	—
July 1 to July 31, 2018	170,487	$7.863	170,487	(3)
August 1 to August 31, 2018	—	—	—	—
September 1 to September 30, 2018	—	—	—	—
October 1 to October 31, 2018	151,759	$7.988	151,759	(3)
November 1 to November 30, 2018	—	—	—	—
December 1 to December 31, 2018	—	—	—	—
Total	1,151,000	$7.775	151,000	(3)

(1)	All common shares were purchased as a result of tender offers conducted pursuant to the Feeder Fund’s previously announced share repurchase program.

(2)	In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Fund reserves the right to repurchase the shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Fund’s $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Fund’s net asset value per share. The Feeder Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Fund’s most recent price at which the Feeder Fund’s shares were issued pursuant to its distribution reinvestment plan.

(3)	The Feeder Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of common shares that the Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the Feeder Fund’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the Feeder Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Feeder Fund will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase. The Feeder Fund’s board of trustees (the “Board”) may amend, suspend or terminate the Feeder Fund’s share repurchase program at any time.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Feeder Fund’s shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Feeder Fund’s principal executive officer and principal financial officer have evaluated the Feeder Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Feeder Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Feeder Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Feeder Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Feeder Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	The Feeder Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)	The certifications of the Feeder Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of FS Global Advisor are included herein in response to Item 7.

(b)	The certifications of the Feeder Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund—T

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 11, 2019

By:	/s/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: March 11, 2019